As filed with the Securities and Exchange Commission on March 27, 2002
Registration No. 333-82924

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.
(Check Appropriate Box or Boxes)
Merrill Lynch Investment Managers Funds, Inc.
(Exact Name of Registrant as Specified in Its Charter)

(609) 282-2800

(Area Code And Telephone Number)

800 Scudders Mill Road

Plainsboro, New Jersey 08536
(Address of Principal Executive Offices:
Number, Street, City, State, Zip Code)

Philip L. Kirstein, Esq.

Fund Asset Management, L.P.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Karin Jagel Flynn, Esq. Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601	Laurin Blumenthal Kleiman, Esq. Sidley Austin Brown & Wood LLP 875 Third Avenue New York, NY 10022	Terry K. Glenn Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536

      Title of Securities to Be Registered: Common Stock, par value $.01 per share.

      No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On April 25, 2002

To the Stockholders of Merrill Lynch Short-Term Global Income Fund, Inc.:

      NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Short-Term Global Income Fund, Inc. (“Short-Term Global”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on April 25, 2002 at 10:00 a.m. Eastern time:

      The Meeting will be held for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization providing for a series of transactions that would result in the acquisition of assets and assumption of liabilities of Short-Term Global by Merrill Lynch Low Duration Fund (“Low Duration Fund”), a series of Merrill Lynch Investment Managers Funds, Inc. (“MLIM Fund”), and the issuance of shares of common stock of Low Duration Fund to Short-Term Global for distribution to the stockholders of Short-Term Global; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

      The transactions described in paragraph 1 above are described in greater detail in the accompanying Proxy Statement and Prospectus.

      The Board of Directors of Short-Term Global has fixed the close of business on February 28, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

      A complete list of the stockholders of Short-Term Global entitled to vote at the Meeting will be available and open to the examination of any stockholder of Short-Term Global for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2002, at the offices of Short-Term Global, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Short-Term Global.

      If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-304-6812.

By Order of the Board of Directors,

PHILLIP S. GILLESPIE
Secretary
Merrill Lynch Short-Term Global Income
Fund, Inc.

Plainsboro, New Jersey

Dated: March 27, 2002

PROXY STATEMENT OF
MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held On April 25, 2002

PROSPECTUS OF

MERRILL LYNCH LOW DURATION FUND of
MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

          This Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Merrill Lynch Short-Term Global Income Fund, Inc., an open-end, management investment company (“Short-Term Global”), in connection with a stockholders’ meeting at which you will be asked:

(1) to approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for a series of transactions that would result in the acquisition of assets and assumption of liabilities of Short-Term Global by Merrill Lynch Low Duration Fund (“Low Duration Fund”), a series of Merrill Lynch Investment Managers Funds, Inc., an open-end, management investment company (“MLIM Fund”), and the issuance of shares of common stock of Low Duration Fund to Short-Term Global for distribution to the stockholders of Short-Term Global; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

      The series of transactions discussed as Proposal 1 are collectively referred to herein as the “Reorganization.” As part of the Reorganization, Short-Term Global will be dissolved and deregistered.

      Low Duration Fund is organized in a master/ feeder structure as a “feeder” fund that invests all of its assets in a corresponding portfolio of a master trust. Low Duration Fund invests in the Low Duration Master Portfolio, a series of Fund Asset Management Master Trust (“FAM Trust”).

      A Special Meeting of Stockholders of Short-Term Global will be held on April 25, 2002 for the purpose of obtaining stockholder approval of the Reorganization (the “Meeting”).

      This Proxy Statement and Prospectus sets forth the information about Low Duration Fund that a stockholder of Short-Term Global should know before considering the transactions proposed herein and should be retained for future reference. Short-Term Global has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

(continued on next page)

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is March 27, 2002

      The Board of Directors of Short-Term Global has fixed the close of business on February 28, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Short-Term Global had outstanding the number of shares of each class indicated below:

	Class A	Class B	Class C	Class D

Short-Term Global	36,719	966,649	51,132	6,924,348

      With this Proxy Statement and Prospectus you will also receive the following documents:

•	Prospectus of Low Duration Fund, dated October 26, 2001 (the “Low Duration Fund Prospectus”);

•	Annual Report to Stockholders of Low Duration Fund for the fiscal year ended June 30, 2001 (the “Low Duration Fund Annual Report”); and

•	Semi-Annual Report to Stockholders of Low Duration Fund for the six months ended December 31, 2001 (the “Low Duration Fund Semi-Annual Report”).

      The Low Duration Fund Prospectus, Low Duration Fund Annual Report and Low Duration Fund Semi-Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means they are legally considered to be part of this Proxy Statement and Prospectus.

      Certain other documents containing information about Short-Term Global and Low Duration Fund have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Short-Term Global or Low Duration Fund at the address below, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of Low Duration Fund, dated October 26, 2001 (the “Low Duration Fund Statement”);
•	Prospectus of Short-Term Global, dated April 6, 2001 (the “Short-Term Global Prospectus”);
•	Statement of Additional Information of Short-Term Global, dated April 6, 2001 (the “Short-Term Global Statement”);
•	Annual Report to Stockholders of Short-Term Global for the fiscal year ended December 31, 2001; and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated March 27, 2002 (the “Reorganization Statement of Additional Information”).

      The Short-Term Global Prospectus and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding FAM Trust, on behalf of Low Duration Master Portfolio, MLIM Fund, on behalf of Low Duration Fund, and Short-Term Global.

      The address of the principal executive offices of Short-Term Global, FAM Trust and MLIM Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

      This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Short-Term Global for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on April 25, 2002, at 10:00 a.m. Eastern time.

      The mailing address for Short-Term Global is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 28, 2002.

      Any person giving a proxy may revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and it is coupled with an interest) by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Short-Term Global at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” approval of the Agreement and Plan.

      Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, (i) the affirmative vote of the stockholders of Short-Term Global representing a majority of the outstanding shares entitled to be voted thereon, and (ii) the affirmative vote of Class B and Class C stockholders of Short-Term Global, each voting separately as a single class, representing a majority of the outstanding Class B and Class C shares entitled to be voted thereon.

      The Board of Directors of Short-Term Global knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      This Proxy Statement and Prospectus serves as a prospectus of MLIM Fund, on behalf of Low Duration Fund, under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of common stock of Low Duration Fund pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

      Short-Term Global and MLIM Fund are incorporated as Maryland corporations. FAM Trust is a Delaware business trust. Shares of common stock of Short-Term Global and Low Duration Fund and beneficial interests of Low Duration Master Portfolio are referred to herein as “shares;” holders of shares are referred to herein as “stockholders;” the Board of Directors of each of Short-Term Global and MLIM Fund and the Board of Trustees of FAM Trust are each referred to herein as a “Board” and collectively as “Boards;” the Directors/ Trustees of Short-Term Global, MLIM Fund and FAM Trust are referred to herein as “Board Members;” the Agreement and Declaration of Trust of FAM Trust, and the Articles of Incorporation of each of Short-Term Global and MLIM Fund, each as amended and supplemented where applicable, are each referred to herein as a “Charter;” Fund Asset Management, L.P. (“FAM”), in its capacity as investment adviser for Low Duration Master Portfolio and as administrator for Low Duration Fund, and MLIM in its capacity as investment adviser for Short-Term Global, are collectively referred to herein as the “Investment Adviser.” Short-Term Global, Low Duration Fund and Low Duration Master Portfolio are referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated herein by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

The Reorganization

      The Boards of Short-Term Global, MLIM Fund and FAM Trust unanimously approved the Reorganization at meetings held on January 3, 2002 and January 16, 2002, respectively.

      If Short-Term Global stockholders approve the Reorganization, Short-Term Global will combine with Low Duration Fund. As part of the Reorganization, the Board of Short-Term Global will take action to dissolve Short-Term Global in accordance with its Charter and to deregister Short-Term Global under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

What will Stockholders of Short-Term Global Receive in the Reorganization?

      If the Agreement and Plan is approved and the Reorganization is consummated:

•	You will become a stockholder of Low Duration Fund; and

•	You will receive shares of common stock of Low Duration Fund that are the same class and that have the same aggregate net asset value as the shares of Short-Term Global that you hold immediately prior to the Reorganization.

      The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization — Tax Consequences of the Reorganization.” You should consult with your tax advisor regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

      The Board of Short-Term Global, including all of the Board Members who are not “interested persons” of Short-Term Global as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Short-Term Global and the stockholders of Short-Term Global, and that the interests of such stockholders will not be diluted (with respect to net asset value) as a result of effecting the Reorganization. However, because the Combined Fund will have a larger asset base, a stockholder of Short-Term Global will hold a lower percentage of ownership in the Combined Fund than such stockholder holds in Short-Term Global prior to the Reorganization.

      In reaching its conclusion, the Board of Short-Term Global considered a number of factors, including the following:

•	After the Reorganization, it is expected that stockholders of Short-Term Global will remain invested in an open-end fund with a substantially larger combined asset base;

•	After the Reorganization, stockholders of Short-Term Global are likely to benefit from improved economies of scale, a reduced investment advisory fee rate and reduced operating expenses per share as stockholders of the Combined Fund;

•	After the Reorganization, it is expected that stockholders of Short-Term Global will benefit from greater flexibility in portfolio management as stockholders of the Combined Fund;

•	After the Reorganization, stockholders of Short-Term Global (a non-diversified fund) will be invested in a diversified fund; and

•	After the Reorganization, stockholders of Short-Term Global can still redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

      See “Summary — Fee Tables” and “The Reorganization — Potential Benefits to Stockholders of each Fund as a Result of the Reorganization.”

      If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the Federal income tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the stockholders of Short-Term Global) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of Short-Term Global, MLIM Fund and FAM Trust; (ii) by the Board of Short-Term Global if any condition to the obligations of Short-Term Global has not been fulfilled or waived by such Board; (iii) by the Board of MLIM Fund if any condition to the obligations of MLIM Fund, on behalf of Low Duration Fund, has not been fulfilled or waived by such Board; or (iv) by the Board of FAM Trust if any condition to the obligations of FAM Trust, on behalf of Low Duration Master Portfolio, has not been fulfilled or waived by such Board. The Boards of Short-Term Global, MLIM Fund and FAM Trust may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Short-Term Global.

Fee Tables

      The fee tables below provide information about the fees and expenses attributable to shares of each class of Short-Term Global and Low Duration Fund and, assuming the Reorganization had taken place on December 31, 2001, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Tables for Class A and Class B Stockholders of Low Duration Fund, Short-Term Global

and the Pro Forma Combined Fund* as of December 31, 2001 (unaudited)

	Class A Shares						Class B Shares(b)

	Actual						Actual
					Pro Forma						Pro Forma
			Low						Low
	Short-Term		Duration		Combined		Short-Term		Duration		Combined
	Global		Fund		Fund*		Global		Fund		Fund*

Stockholder Fees (fees paid directly from your investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(	c)	3.00%(	c)	3.00%(	c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(	d)	None(	d)	None(	d)	4.00%(	c)	4.00%(	c)	4.00%(	c)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):
Management Fees(f)(g)	0.55%		0.21%		0.21%		0.55%		0.21%		0.21%
Distribution and/or Service (12b-1) Fees(h)	None		None		None		0.75%		0.90%		0.90%
Other Expenses (including administration and transfer agent fees)(i)	0.83%		0.67%		0.67%		0.86%		0.67%		0.67%

Total Annual Fund Operating Expenses(f)(g)(j)	1.38%		0.88%		0.88%		2.16%		1.78%		1.78%

(See footnotes on page 5)

Fee Tables for Class C and Class D Stockholders of Low Duration Fund, Short-Term Global

and the Pro Forma Combined Fund* as of December 31, 2001 (unaudited)

	Class C Shares						Class D Shares

	Actual						Actual
					Pro Forma						Pro Forma
			Low						Low
	Short-Term		Duration		Combined		Short-Term		Duration		Combined
	Global		Fund		Fund*		Global		Fund		Fund*

Stockholder Fees (fees paid directly from your investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		4.00%(	c)	3.00%(	c)	3.00%(	c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%(	c)	1.00%(	c)	1.00%(	c)	None(	d)	None(	d)	None(	d)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):
Management Fees(f)(g)	0.55%		0.21%		0.21%		0.55%		0.21%		0.21%
Distribution and/or Service (12b-1) Fees(h)	0.80%		0.90%		0.90%		0.25%		0.25%		0.25%
Other Expenses (including administration and transfer agent fees)(i)	0.90%		0.67%		0.67%		0.84%		0.67%		0.67%

Total Annual Fund Operating Expenses(f)(g)(j)	2.25%		1.78%		1.78%		1.64%		1.13%		1.13%

*	The expenses for the Pro Forma Combined Fund represent the estimated annualized expenses assuming the Reorganization had taken place (Low Duration Fund had acquired the assets and assumed the liabilities of Short-Term Global) as of December 31, 2001.

(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares automatically convert to Class D shares approximately 10 years after purchase. After such conversion, such shares will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.

(e)	The fees and expenses of Low Duration Fund include the expenses of both the Fund and the Fund’s allocated expenses from Low Duration Master Portfolio.

(f)	Short-Term Global pays MLIM a fee at an annual rate of 0.55% of its average daily net assets for the first $2 billion; 0.525% of its average daily net assets from $2 billion to $4 billion; 0.50% of its average daily net assets from $4 billion to $6 billion; 0.475% of its average daily net assets from $6 billion to $10 billion; 0.45% of its average daily net assets from $10 billion to $15 billion; 0.425% of its average daily net assets above $15 billion. Because the average daily net assets did not reach the first break point threshold, MLIM agreed to voluntarily waive a portion of its investment advisory fees and giving effect to this waiver MLIM received a fee equal to 0.50% of Short-Term Global’s average daily net assets for the fiscal year ended December 31, 2001. MLIM may discontinue or reduce this waiver of fees at any time without notice. After taking into account the voluntary fee waiver, Total Annual Fund Operating Expenses as of December 31, 2001 were 1.33%, 2.11%, 2.20% and 1.59% for Class A, Class B, Class C and Class D shares of Short-Term Global, respectively.

(g)	FAM Trust, on behalf of Low Duration Master Portfolio, has agreed to pay FAM an investment advisory fee at the annual rate of 0.21% of the average daily net assets of Low Duration Master Portfolio. This fee would also apply to the Combined Fund. MLIM Fund has entered into an agreement with FAM pursuant to which FAM will waive management fees and/or reimburse expenses through June 30, 2002, so that the expenses of Low Duration Fund do not exceed 0.58%, 1.48%, 1.48% and 0.83% for Class A, Class B, Class C and Class D shares, respectively. For the pro forma Combined Fund as of December 31, 2001, FAM would have received an advisory fee equal to 0.21% of the Combined Fund’s net assets. See note (j) below.

(h)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.

(i)	Financial Data Services, Inc., an affiliate of FAM and MLIM, provides transfer agency services to the each of the Funds. The Funds pay a fee for these services. MLIM and FAM or their affiliates also provide certain accounting services to each of the Funds and FAM Trust and each Fund and FAM Trust reimburses MLIM, FAM or their affiliates, as applicable, for such services. In addition, Low Duration Fund has entered into an administration agreement with FAM, serving as Administrator, pursuant to which FAM receives monthly compensation at an annual rate of .25% of the average daily net assets of the Fund.

(j)	Total Annual Fund Operating Expenses do not reflect the contractual fee waiver and/or expense reimbursement agreement currently in effect for Low Duration Fund. Although Low Duration Fund currently benefits from the contractual expense cap agreed to by FAM, that agreement expires on June 30, 2002, and FAM does not intend to renew the agreement. See note (g) above.

Examples:

      These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A
Short-Term Global	$535	$819	$1,125	$1,991
Low Duration Fund	387	572	773	1,352
Combined Fund*	387	572	773	1,352
Class B
Short-Term Global	$619	$876	$1,159	$2,493
Low Duration Fund	581	760	964	2,095
Combined Fund*	581	760	964	2,095
Class C
Short-Term Global	$328	$703	$1,205	$2,585
Low Duration Fund	281	560	964	2,095
Combined Fund*	281	560	964	2,095
Class D
Short-Term Global	$560	$897	$1,256	$2,266
Low Duration Fund	412	648	904	1,633
Combined Fund*	412	648	904	1,633

*	Assuming the Reorganization had taken place on December 31, 2001.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A
Short-Term Global	$535	$819	$1,125	$1,991
Low Duration Fund	387	572	773	1,352
Combined Fund*	387	572	773	1,352
Class B
Short-Term Global	$219	$676	$1,159	$2,493
Low Duration Fund	181	560	964	2,095
Combined Fund*	181	560	964	2,095
Class C
Short-Term Global	$228	$703	$1,205	$2,585
Low Duration Fund	181	560	964	2,095
Combined Fund*	181	560	964	2,095
Class D
Short-Term Global	$560	$897	$1,256	$2,266
Low Duration Fund	412	648	904	1,633
Combined Fund*	412	648	904	1,633

*	Assuming the Reorganization had taken place on December 31, 2001.

      The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of Short-Term Global or Low Duration Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential Benefits to Stockholders of each Fund as a Result of the Reorganization” and “Investment Objective and Policies — Management and Advisory Arrangements,” “— Purchase of Shares” and “— Redemption of Shares.”

Low Duration Fund	Low Duration Fund is a series of MLIM Fund, which was incorporated under Maryland law on July 6, 2000. Low Duration Fund is a diversified series of an open-end investment company.

As of December 31, 2001, Low Duration Fund had net assets of approximately $96.4 million.

Low Duration Fund is a “feeder” fund that invests all of its assets in a corresponding portfolio (the Low Duration Master Portfolio) of FAM Trust, which has the same investment objective as Low Duration Fund. All investments are made at the master trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Low Duration Master Portfolio.

Short-Term Global	Short-Term Global was incorporated under Maryland law on April 18, 1990. Short-Term Global is a non-diversified, open-end investment company.

As of December 31, 2001, Short-Term Global had net assets of approximately $64.8 million.

Comparison of the Funds	Investment Objectives. Short-Term Global seeks a high level of current income from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years. Low Duration Fund’s investment objective is to maximize total return, consistent with preservation of capital. As noted above, Low Duration Fund’s investments are made at the master trust level.

Investment Policies. The securities in which Short-Term Global may invest include government obligations and debt securities issued by supra-national entities (e.g., the “World Bank”), corporations and financial institutions. Under normal circumstances, Short-Term Global will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Short-Term Global may invest in debt securities denominated in any currency or multinational currency unit, including the euro. Short-Term Global invests primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand or Australia. Normally, Short-Term Global will not invest more than 25% of its total assets in debt securities denominated in a single currency or currency unit other than the U.S. dollar. Under normal market conditions, Short-Term Global will invest in securities denominated in at least three currencies, including the U.S. dollar. To minimize the credit risk of its securities, Short-Term Global invests only in high quality securities. High quality securities are government obligations, securities issued by supranational entities and securities rated AA or better by Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”) or Aa or better by Moody’s Investors Service, Inc. (“Moody’s”) (or A-1 or better by S&P or Prime-1 by Moody’s in the case of commercial paper) or determined by the Fund’s Board and MLIM to be of similar quality.

Low Duration Fund invests primarily in investment grade, interest-bearing securities of varying maturities, including U.S. government securities, preferred stocks, mortgage-backed and other asset-backed securities, corporate bonds, bonds that are convertible into stocks, bank certificates of deposit, fixed time deposits and bankers acceptances, repurchase agreements, reverse repurchase agreements and dollar rolls, obligations of foreign governments or their subdivisions, agencies and instrumentalities, obligations of international agencies or supra-national entities and municipal bonds. Low Duration Fund invests at least 70% of its total assets in securities rated at least A or, if short-term, the second highest quality grade, by a major rating agency. Low Duration Fund also invests up to 30% of its total assets in securities rated Baa by Moody’s or BBB by S&P and up to 10% of its total assets in securities rated below investment grade, but not below B. Under normal circumstances, at least 80% of Low Duration Fund’s net assets plus borrowings for investment purposes are invested in bonds sufficient to have the Fund’s duration be from one to three years. In addition to these principal investment strategies, Low Duration Fund may invest up to 25% of its total assets in foreign bonds that are denominated in U.S. dollars, up to 15% of its total assets in foreign bonds that are not denominated in U.S. dollars and up to 15% of its total assets in foreign bonds of issuers in emerging markets.

Both Low Duration Fund and Short-Term Global may invest in securities denominated in currencies other than the United States dollar. In addition, each Fund may engage in various portfolio strategies to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

A primary difference between the Funds is that Low Duration Fund may invest up to 30% of its assets in lower quality investment grade debt instruments and up to 10% of its assets in debt instruments rated below investment grade (although not below B) while Short-Term Global invests in higher quality investment grade debt instruments. Another primary difference between the Funds is that Short-Term Global invests at least 25% of its assets in debt instruments issued by companies in the banking industry, while Low Duration Fund does not concentrate its assets in any particular sector.

Investment Restrictions. Short-Term Global and Low Duration Fund have similar investment restrictions, with the following two primary exceptions. First, Short-Term Global is classified as non-diversified within the meaning of the Investment Company Act, which means that Short-Term Global is not limited in the proportion of its assets that it may invest in a single issuer. Low Duration Fund is classified as diversified within the meaning of the Investment Company Act, which means that Low Duration Fund is limited in the proportion of its assets that it may invest in a single issuer. Second, Short-Term Global concentrates its investments in the banking industry, while Low Duration Fund may not concentrate its investments in any industry.

Portfolio Management. MLIM serves as the investment adviser and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for Short-Term Global. FAM serves as investment adviser to FAM Trust (on behalf of Low Duration Master Portfolio) and as administrator to Low Duration Fund.

The co-portfolio managers for the Low Duration Master Portfolio are Patrick Maldari and Frank Viola. The portfolio manager for Short-Term Global is Ian Frost. Mr. Maldari and Mr. Viola have served as co-portfolio managers of Low Duration Master Portfolio since August 2001 and will act as co-portfolio managers for the Combined Fund. Mr. Frost has served as portfolio manager of Short-Term Global since January 1, 2001.

Class Structure. Both Low Duration Fund and Short-Term Global offer four classes of shares under the Merrill Lynch Select PricingSM System. The

Class A, Class B, Class C and Class D shares issued by Low Duration Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Short-Term Global with the exception that (i) the front-end sales charges for Class A and Class D shares of Short-Term Global are higher than the front-end sales charges for Class A and Class D shares of Low Duration Fund, (ii) the distribution fees for Class B and Class C shares of Low Duration Fund are higher than the distribution fees on Class B and Class C shares of Short-Term Global, and (iii) each class of shares for the respective Fund represents ownership interests in a different investment portfolio. See “Sales Charges; 12b-1 Fees” below and “Investment Objective and Policies — Purchase of Shares,” “— Redemption of Shares” and “— Exchange of Shares” in this Proxy Statement and Prospectus.

Investment Advisory Fees. Pursuant to an investment advisory agreement between Short-Term Global and MLIM, Short-Term Global pays MLIM a monthly fee at the following annual rates:

Net Asset Level	Fee Rate

Up to $2 billion	0.550%
$2 billion to $4 billion	0.525
$4 billion to $6 billion	0.500
$6 billion to $10 billion	0.475
$10 billion to $15 billion	0.450
Above $15 billion	0.425

At its current net asset level, Short-Term Global pays an annual advisory fee at a rate of 0.55% of its average daily net assets.

As noted above, Low Duration Fund does not invest directly in portfolio securities and does not require investment advisory services, because all portfolio management occurs at the level of the FAM Trust; however, as a feeder fund, it is allocated a portion of FAM Trust’s expenses, including the advisory fee. Pursuant to an investment advisory agreement between FAM Trust, on behalf of Low Duration Master Portfolio, and FAM, FAM Trust pays FAM a monthly fee at the annual rate of 0.21% of Low Duration Master Portfolio’s average daily net assets. In addition, pursuant to an administration agreement between FAM and MLIM Fund, on behalf of Low Duration Fund, FAM is entitled to monthly compensation for its services as administrator at an annual rate of 0.25% of the average daily net assets of Low Duration Fund.

After the Reorganization, the Combined Fund would, like Low Duration Fund, be allocated a portion of FAM Trust’s expenses, including the advisory fee. The advisory fee paid by FAM Trust, on behalf of Low Duration Master Portfolio, after the Reorganization would be at its current 0.21% annual rate, which is lower than the advisory fee rate paid by Short-Term Global, even if it exceeded all breakpoint levels. This advisory fee rate, when added to Low Duration Fund’s administrative fee rate, is still lower than Short-Term Global’s advisory fee rate. In addition, FAM has agreed for the fiscal year ended June 30, 2002 to cap all expenses of Low Duration Fund at 0.58%, 1.48%, 1.48% and 0.83% for Class A, Class B, Class C and Class D shares, respectively. This agreement would extend to the Combined Fund, although FAM does not intend to continue it beyond June 30, 2002. See “Summary — Fee Tables” and “Investment Objective and Policies — Management and Advisory Arrangements.”

Sales Charges; 12b-1 Fees. Class A and Class D shares of Short-Term Global and Low Duration Fund are sold subject to a front-end sales charge and Class B and Class C shares are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Short-Term Global and Low Duration Fund pay fees in connection with account maintenance for each of Class B, Class C and Class D shares and in connection with distribution for each of Class B and Class C shares (“12b-1 fees”). Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for Short-Term Global and Low Duration Fund:

12b-1 Annual Fee Rates and Sales Charges
(as a percentage of average daily net assets of the applicable share class)

					Maximum
					Front-End or
					Contingent
	Account				Deferred
	Maintenance Fee		Distribution Fee		Sales Charge

	Short-	Low	Short-	Low	Short-	Low
Share	Term	Duration	Term	Duration	Term	Duration
Class	Global	Fund	Global	Fund	Global	Fund

Class A	None	None	None	None	4.00%	3.00%
Class B	0.25%	0.25%	0.50%	0.65%	4.00%	4.00%
Class C	0.25%	0.25%	0.55%	0.65%	1.00%	1.00%
Class D	0.25%	0.25%	None	None	4.00%	3.00%

Overall Annual Expense Ratio. The table below sets forth the total operating expense ratio of each Fund and the Combined Fund as of December 31, 2001, both including and excluding any applicable voluntary or contractual fee waivers:

Total Operating Expense Ratios*

	Class A		Class B

	Excluding Fee	Including Fee	Excluding Fee	Including Fee
Fund	Waivers	Waivers	Waivers	Waivers

Short-Term Global	1.38%	1.33%	2.16%	2.11%
Low Duration Fund**	0.88%	0.58%	1.78%	1.48%
Combined Fund***	0.88%	0.58%	1.78%	1.48%

	Class C		Class D

	Excluding Fee	Including Fee	Excluding Fee	Including Fee
Fund	Waivers	Waivers	Waivers	Waivers

Short-Term Global	2.25%	2.20%	1.64%	1.59%
Low Duration Fund**	1.78%	1.48%	1.13%	0.83%
Combined Fund***	1.78%	1.48%	1.13%	0.83%

* It is not anticipated that MLIM will continue voluntarily waiving a portion of its investment advisory fee with respect to Short-Term Global. FAM has agreed to a contractual fee waiver or expense reimbursement for Low Duration Fund through June 30, 2002. FAM does not intend to renew this agreement.

** The fees and expenses of Low Duration Fund include the expenses of both the Fund and the Fund’s allocated expenses from Low Duration Master Portfolio.

*** Assumes the Reorganization had taken place on December 31, 2001.

Purchase of Shares. Shares of Low Duration Fund are offered continuously for sale to the public. Shares of Short-Term Global are currently not offered for sale to the public. See “Investment Objective and Policies — Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Low Duration Fund are the same as the redemption procedures for shares of Short-Term Global. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Low Duration Fund distributed to Short-Term Global stockholders in the Reorganization, the holding period of Short-Term Global shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the shares of Low Duration Fund distributed in the Reorganization. See “Investment Objective and Policies — Redemption of Shares.”

Exchange of Shares. The policies of Low Duration Fund with respect to the exchange privilege are identical to those of Short-Term Global. Each Fund’s shares may be exchanged for shares of the same class of other mutual funds for which MLIM or FAM serves as investment adviser. See “Investment Objective and Policies — Exchange of Shares.”

Dividends. Low Duration Fund declares dividends from net investment income daily and distributes dividends from net investment income monthly. Short-Term Global distributes dividends from net investment income at least annually. Both Funds distribute dividends from net realized capital gains at least annually. See “Investment Objective and Policies — Dividends.”

Net Asset Value. Low Duration Fund and Short-Term Global each determine net asset value of each class of shares once daily Monday through Friday as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Fund computes net asset value per share in the same manner. See “Investment Objective and Policies — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Low Duration Fund and the stockholders of Short-Term Global are substantially similar. See “Investment Objective and Policies — Additional Information — Capital Stock.”

Other Significant Considerations. Stockholder services available to stockholders of Low Duration Fund, such as providing the annual and semi-annual reports, are substantially the same as those available to the stockholders of Short-Term Global. See “Comparison of the Funds — Additional Information — Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. Such plans are identical. See “Investment Objective and Policies — Automatic Dividend Reinvestment Plan” and “Investment Objective and Policies — Additional Information — Stockholder Services.”

Tax Considerations	Short-Term Global, MLIM Fund, on behalf of Low Duration Fund, and FAM Trust, on behalf of Low Duration Master Portfolio, will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, Short-Term Global, Low Duration Fund and Low Duration Master Portfolio will not recognize any gain or loss on the transaction, and no stockholder of Short-Term Global will recognize any gain or loss upon receipt of shares of Low Duration Fund in the Reorganization. The Reorganization will not affect the status of Low Duration Fund as a regulated investment company. Consummation of the Reorganization is subject to the receipt of such opinion of counsel.

Delivery of such opinion requires a determination that the Combined Fund has a “significant interest” (as defined under the regulations under the Internal Revenue Code of 1986, as amended) in Low Duration Master Portfolio of FAM Trust. As of the date of this Proxy Statement and Prospectus, this requirement would be met; however, the relevant date for this determination is the Closing Date of the Reorganization. If counsel is not able to conclude that such a “significant interest” is present on the Closing Date of the Reorganization, the Reorganization will not be consummated. See “The Reorganization — Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

      A principal difference in risk between Low Duration Fund and Short-Term Global is that Short-Term Global is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund, while Low Duration Fund is a diversified fund. Another principal difference in risk between Low Duration Fund and Short-Term Global is that Short-Term Global has a policy of concentrating its investments in the banking industry, which exposes Short-Term Global to certain risks associated with that industry, while Low Duration Fund does not have a policy of concentrating its investments in any one industry. Another principal difference in risk between Low Duration Fund and Short-Term Global is that Low Duration Fund may invest up to 10% of its assets in debt instruments rated below investment grade (although not below B).

      Many of the investment risks associated with an investment in Low Duration Fund, however, are substantially similar to the principal investment risks associated with an investment in Short-Term Global. Such principal risks include bond market and selection risk, foreign market and foreign economy risk, call and redemption risk, risks associated with mortgage backed securities and asset backed securities, portfolio turnover risk, interest rate risk and credit risk. The Funds also are subject to additional risks, including the risks associated with debt securities, derivative instruments, repurchase agreements, indexed securities and inverse floating rate securities, illiquid and restricted securities, securities lending, warrants, 144A securities, when issued securities, delayed delivery securities and forward commitments. The risk factors associated with an investment in Low Duration Fund are set forth below and in the Low Duration Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details About the Fund — Investment Risks.”

      Each Fund is subject to the following principal risks:

      Bond Market and Selection Risk — Bond market risk is the risk that the bond markets in the U.S. or in foreign countries in which each Fund may invest will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the market or other funds with similar investment objectives and investment strategies.

      Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Issuers of high-yield bonds generally are more subject to credit risk than issuers of investment grade securities. Low Duration Fund’s exposure to credit risk is greater than Short-Term Global’s exposure to credit risk because Low Duration Fund may invest in lower quality investment grade debt instruments and debt instruments rated below investment grade (although not below B).

      Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

      Call and Redemption Risk — Investments in bonds carry the risk that the bond’s issuer will call the bond for redemption prior to the bond’s maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond. These risks are similar to prepayment risk.

      Mortgage Backed Securities — Each Fund may invest in mortgage backed securities. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. The risk is known as extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

      Asset Backed Securities — Each Fund may invest in asset backed securities. Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

      Foreign Market Risks — The Funds may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

•	These holdings may be adversely affected by foreign government action

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

      Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair each Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

      Portfolio Turnover Risk — Each Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Adviser. Neither Fund has any limit on portfolio turnover rate. A high portfolio turnover rate may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions that are borne directly by the Funds.

      Short-Term Global is subject to the following additional principal risks:

      Concentration Risk — Short-Term Global’s policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with that industry, such as the impact of bank regulation, increases in interest rates and exposure to credit losses.

      Non-diversification Risk — Short-Term Global is a non-diversified fund as defined in the Investment Company Act. Because it may invest in a smaller number of issuers, Short-Term Global is more exposed to adverse developments affecting a single issuer than a fund, like Low Duration Fund, that invests more widely.

      Low Duration Fund is subject to the following additional principal risk:

      Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or that the Fund’s Investment Adviser believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

      Each Fund is also subject to the following additional risks, except where noted otherwise:

      Borrowing and Leverage — Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on that Fund’s portfolio. Borrowing will cost that Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

      Governmental Supervision and Regulation/ Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

      Certain Risks of Holding Fund Assets Outside the United States — The Funds generally hold the foreign securities in which they invest outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on each Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Funds to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Funds can earn on their investments.

      Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

      Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

      Sovereign Debt — Each Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

      Derivatives — Each Fund may use derivative instruments including futures, options, and indexed and inverse securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the Standard & Poor’s 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including credit risk, currency risk, leverage risk and liquidity risk.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

      Indexed and Inverse Floating Rate Securities — Each Fund may invest in indexed securities. Indexed securities are those whose potential returns are directly related to changes in an underlying index or interest rate. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

      Repurchase Agreements; Purchase and Sale Contracts; Reverse Repurchase Agreements — Each Fund may enter into certain types of repurchase agreements. Short-Term Global may also enter into certain types of purchase and sale contracts, and Low Duration Fund may also enter into reverse repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money. Low Duration Fund may enter into reverse repurchase agreements, whereby the Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

      Dollar Rolls — Low Duration Fund may use dollar rolls as part of its investment strategy. In a dollar roll, Low Duration Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, Low Duration Fund forgoes principal and interest paid on the securities. Low Duration Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

      Low Duration Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by Low Duration Fund may decline below the price of the securities Low Duration Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, Low Duration Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce Low Duration

Fund’s obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by Low Duration Fund for purposes of the limit applicable to borrowings.

      Real Estate Investment Trusts — Low Duration Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements under the Code. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

      Short Sales Against-the-Box — Low Duration Fund can borrow and sell “short” securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of Low Duration Fund’s total assets can be held as collateral for short sales at any one time.

      Corporate Loans — Low Duration Fund may invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, Low Duration Fund may experience difficulties in selling its corporate loans. The corporate loans in which Low Duration Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income.

      Convertible Securities — Low Duration Fund may invest in convertible securities. Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of the convertible usually falls. Since it is convertible into common stock, the convertible also has the same type of market and issuer risk as the underlying common stock.

      Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

      Restricted Securities — Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

      Restricted securities may be illiquid: A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so they may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

      Securities Lending — Each Fund may lend securities to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to each Fund.

      Rule 144A Securities — Each Fund may purchase Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may invest in when issued securities, delayed delivery securities and forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

      Variable Rate Demand Obligations — Low Duration Fund may invest in variable rate demand obligations. These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond’s maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, Low Duration Fund may be adversely affected. In addition, these securities are subject to credit risk.

COMPARISON OF THE FUNDS

Financial Highlights

      Short-Term Global. The Financial Highlights table is intended to help you understand Short-Term Global’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Short-Term Global share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Short-Term Global (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Short-Term Global’s financial statements, is included in Short-Term Global’s Annual Report which is available upon request.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A					Class B

	For the Year Ended December 31,					For the Year Ended December 31,
Increase (Decrease) in Net
Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$7.98	$7.83	$7.80	$7.76	$7.89	$7.82	$7.69	$7.72	$7.69	$7.81
Investment income — net	.27	.44	.39	.38	.42	.21	.37	.32	.31	.35
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.03	.15	.03	.04	(.13)	.03	.13	(.03)	.03	(.12)

Total from investment operations	.30	.59	.42	.42	.29	.24	.50	.29	.34	.23

Less dividends:
Investment income — net	(.28)	(.44)	(.39)	(.37)	(.39)	(.22)	(.37)	(.32)	(.30)	(.32)
Return of capital — net	—	—	—	(.01)	(.03)	—	—	—	(.01)	(.03)

Total dividends	(.28)	(.44)	(.39)	(.38)	(.42)	(.22)	(.37)	(.32)	(.31)	(.35)
Net asset value, end of year	$8.00	$7.98	$7.83	$7.80	$7.76	$7.84	$7.82	$7.69	$7.72	$7.69

Total Investment Return:*
Based on net asset value per share	3.89%	7.77%	5.51%	5.49%	3.77%	3.05%	6.68%	3.87%	4.52%	3.08%

Ratios to Average Net Assets:
Expenses, net of reimbursement	1.33%	1.18%	1.13%	—	—	2.11%	1.94%	1.91%	—	—

Expenses	1.38%	1.23%	1.14%	.84%	.76%	2.16%	1.99%	1.93%	1.65%	1.62%

Investment income — net	3.52%	5.52%	4.78%	4.75%	5.39%	3.02%	4.82%	4.17%	3.99%	4.59%

Supplemental Data:
Net assets, end of year (in thousands)	$297	$202	$60	$7	$18	$9,534	$38,940	$83,085	$110,989	$160,096

Portfolio turnover	268.11%	79.69%	67.22%	174.18%	287.81%	268.11%	79.69%	67.22%	174.18%	287.81%

*	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

	Class C					Class D

	For the Year Ended December 31,					For the Year Ended December 31,
Increase (Decrease) in Net Asset
Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$7.72	$7.58	$7.61	$7.58	$7.67	$7.83	$7.70	$7.72	$7.70	$7.81
Investment income — net	.22	.36	.30	.29	.35	.26	.41	.37	.35	.40
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.01	.14	(.03)	.03	(.09)	.01	.13	(.02)	.02	(.11)

Total from investment operations	.23	.50	.27	.32	.26	.27	.54	.35	.37	.29

Less dividends:
Investment income — net	(.22)	(.36)	(.30)	(.28)	(.32)	(.26)	(.41)	(.37)	(.34)	(.37)
Return of capital — net	—	—	—	(.01)	(.03)	—	—	—	(.01)	(.03)

Total dividends	(.22)	(.36)	(.30)	(.29)	(.35)	(.26)	(.41)	(.37)	(.35)	(.40)
Net asset value, end of year	$7.73	$7.72	$7.58	$7.61	$7.58	$7.84	$7.83	$7.70	$7.72	$7.70

Total Investment Return:*
Based on net asset value per share	2.90%	6.81%	3.64%	4.37%	3.42%	3.50%	7.26%	4.57%	4.96%	3.77%

Ratios to Average Net Assets:
Expenses, net of reimbursement	2.20%	1.98%	2.08%	—	—	1.59%	1.43%	1.36%	—	—

Expenses	2.25%	2.03%	2.10%	1.76%	1.60%	1.64%	1.48%	1.38%	1.10%	1.08%

Investment income — net	2.33%	4.79%	4.01%	3.94%	4.46%	3.14%	5.32%	4.73%	4.54%	5.13%

Supplemental Data:
Net assets, end of year (in thousands)	$454	$48	$14	$17	$344	$54,545	$33,957	$7,871	$9,965	$13,225

Portfolio turnover	268.11%	79.69%	67.22%	174.18%	287.81%	268.11%	79.69%	67.22%	174.18%	287.81%

*	Total investment returns exclude the effects of sales charges.

      Low Duration Fund. The Financial Highlights table is intended to help you understand Low Duration Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Low Duration Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Low Duration Fund (assuming reinvestment of all dividends). The information for the period ended June 30, 2001 has been audited by Ernst & Young LLP whose report, along with Low Duration Fund’s financial statements, is included in Low Duration Fund’s Annual Report to stockholders that accompanies this Proxy Statement and Prospectus. Low Duration Fund’s Semi-Annual Report for the six months ended December 31, 2001 containing unaudited financial statements also accompanies this Proxy Statement and Prospectus.

      The following per share data and ratios have been derived from information provided in the financial statements:

	For the Six Months Ended
	December 31, 2001 (unaudited)				For the Period October 6, 2000† to June 30, 2001

Increase (Decrease) in Net Asset Value:	Class A	Class B	Class C	Class D	Class A	Class B	Class C	Class D

Per Share Operating Performance:
Net asset value, beginning of period	$10.21	$10.18	$10.18	$10.19	$10.00	$10.00	$10.00	$10.00
Investment income — net	.26 **	.22 **	.22 **	.25 **	.40	.33	.32	.36
Realized and unrealized gain on investments from the Portfolio — net	.09	.10	.09	.10	.19	.18	.18	.19

Total from investment operations	.35	.32	.31	.35	.59	.51	.50	.55

Less Dividends and Distributions:
Investment income — net	(.28)	(.24)	(.24)	(.27)	(.38)	(.33)	(.32)	(.36)
Realized gain on investments — net	(.01)	(.01)	(.01)	(.01)	—	—	—	—

Total dividends and distributions	(.29)	(.25)	(.25)	(.28)	(.38)	(.33)	(.32)	(.36)
Net asset value, end of period	$10.27	$10.25	$10.24	$10.26	$10.21	$10.18	$10.18	$10.19

Total Investment Return:***
Based on net asset value per share†††	3.45%	3.10%	2.99%	3.43%	5.95%	5.16%	5.10%	5.58%

Ratios to Average Net Assets:
Expenses, net of reimbursement††	.58%*	1.48%*	1.48%*	.83%*	.58%*	1.48%*	1.48%*	.83%*

Expenses††	.88%*	1.78%*	1.78%*	1.13%*	8.51%*	9.41%*	9.41%*	8.76%*

Investment income — net	5.19%*	4.39%*	4.35%*	4.96%*	6.00%*	5.10%*	5.10%*	5.75%*

Supplemental Data:
Net assets, end of period (in thousands)	$11,650	$32,248	$46,138	$6,358	$1,156	$5,016	$4,754	$268

Portfolio turnover of the Portfolio	44.19%	44.19%	44.19%	44.19%	192.04%	192.04%	192.04%	192.04%

†	Commencement of operations.

††	Includes the Fund’s share of the Low Duration Master Portfolio’s allocated expenses.

†††	Aggregate total investment return.

*	Annualized.

**	Based on average shares outstanding.

***	Total investment returns exclude the effects of sales charges. Low Duration Master Portfolio’s investment adviser reimbursed a portion of the Fund’s expenses. Without such reimbursement, the Fund’s performance would have been lower.

INVESTMENT OBJECTIVE AND POLICIES

      Short-Term Global is a non-diversified fund seeking to provide stockholders with a high level of current income from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years. Low Duration Fund is a diversified fund seeking to maximize total return, consistent with capital preservation. Low Duration Fund invests in bonds with a portfolio duration of one to three years. Information about Low Duration Fund’s investment objective and policies can be found under the heading “Details About the Fund — How the Fund Invests” in the Low Duration Fund Prospectus that accompanies this Proxy Statement and Prospectus.

      Low Duration Fund invests primarily in investment grade, interest bearing securities of varying maturities, including U.S. government securities, preferred stocks, mortgage backed and other asset backed securities, corporate bonds, bonds that are convertible into stocks, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements, reverse repurchase agreements and dollar rolls, obligations of foreign governments or their subdivisions, agencies and instrumentalities, obligations of international agencies or supranational entities and municipal bonds. Low Duration Fund invests at least 70% of its total assets in securities rated at least A or, if short-term, the second highest quality grade, by a major rating agency. Low Duration Fund also invests up to 30% of its total assets in securities rated Baa by Moody’s or BBB by S&P and up to 10% of its total assets in securities rated below investment grade, but not below B. Under normal circumstances, at least 80% of Low Duration Fund’s net assets plus borrowings for investment purposes are invested in bonds sufficient to have the Fund’s duration be from one to three years. In addition to these principal investment strategies, Low Duration Fund may invest up to 25% of its total assets in foreign bonds that are denominated in U.S. dollars, up to 15% of its total assets in foreign bonds that are not denominated in U.S. dollars and up to 15% of its total assets in foreign bonds of issuers in emerging markets. FAM can also invest in unrated securities and will assign them the rating of a rated security of comparable quality. After Low Duration Fund buys a security, it may be given a lower rating or stop being rated. This will not require Low Duration Fund to sell it, but FAM will consider the change in rating in deciding whether to keep the security. As noted above, all of Low Duration Fund’s investments are made at the master trust level.

      Under normal market conditions, Short-Term Global invests in debt securities with remaining maturities of three years or less denominated in at least three different currencies, including the U.S. dollar. Under adverse circumstances, however, Short-Term Global may invest solely in one market or in one currency. Short-Term Global may seek to hedge its portfolio securities against currency risks and, to a lesser extent, interest rate risks through the use of options, futures, options on futures and currency transactions. There can be no assurance that the investment objective of Short-Term Global will be realized.

      MLIM seeks to manage Short-Term Global’s portfolio in accordance with a multi-market strategy. Consistent with such a strategy, Short-Term Global may invest in debt securities denominated in any currency or multinational currency unit. In addition, MLIM intends to allocate Short-Term Global’s investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. MLIM adjusts Short-Term Global’s exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating Short-Term Global’s assets among multiple markets, MLIM assesses the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In its evaluations, MLIM utilizes its internal financial, economic and credit analysis resources as well as information obtained from other sources. Short-Term Global will not invest more than 25% of its total assets in debt securities denominated in a single currency or currency unit, except that it may invest more than 25% of its total assets in U.S. dollar-denominated securities. In addition, Short-Term Global will not invest in countries that are not considered by MLIM to have stable governments or whose currencies are not convertible into U.S. dollars. As a result of hedging techniques, Short-Term Global’s net exposure to any one currency may be different from that of its total assets denominated in such currency.

      To minimize the credit risk of its investments, Short-Term Global invests only in high quality debt securities. A security may be deemed to be high quality if it is issued or guaranteed by governmental entities or supranational entities that MLIM, acting under the general supervision of the Board of Directors, has determined to be of high creditworthiness. Securities issued by corporations or financial institutions will be deemed to be high quality if they are rated AA or better by S&P or Aa or better by Moody’s, or A-1 or better by S&P or Prime-1 or better by Moody’s in the case of commercial paper, or similarly rated by another internationally recognized rating service, such as Fitch, or obligations of issuers that the Investment Adviser, acting under the general supervision of the Board of Directors, has determined to be of similar creditworthiness.

      Short-Term Global invests primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand or Australia, as well as securities denominated in the euro. Further, such securities will be issued primarily by entities located in such countries and by supranational entities. Under certain adverse conditions and for the duration of such conditions, Short-Term Global may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

      Under normal circumstances, Short-Term Global invests at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers’ acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, Short-Term Global may reduce its investments in the banking industry to less than 25% of its total assets. Short-Term Global’s policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of Short-Term Global’s voting securities.

Other Investment Policies and Practices

      Forward Foreign Exchange Transactions. Each Fund may engage in forward foreign exchange transactions. Forward foreign exchange transactions are over-the-counter (“OTC”) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Each Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a position held by the Fund. The Funds may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Funds may enter into a foreign exchange transaction for purposes of hedging a position held by selling forward a currency in which a position held by the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a position in the near future. The Funds also may hedge positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk and also involve credit and liquidity risk.

      Currency Futures. Each Fund may hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and also involve leverage risk.

      Currency Options. Each Fund may hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

      Limitations on Currency Hedging. Each Fund will not speculate in currency instruments. Accordingly, the Funds will not hedge a currency in excess of the aggregate market value of the securities that it owns

(including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Funds may, however, hedge a currency by entering into a transaction in a currency instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Funds will enter into a cross-hedge only if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

      Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While each Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases in its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

      It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging.

      Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

      Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When each Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

      Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for each Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for such Fund to ascertain a market value for such instruments. Such Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

      Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

      Convertible Securities. Low Duration Fund may invest in convertible securities of domestic or foreign issuers that meet the ratings criteria set forth in the Low Duration Fund Prospectus. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

      In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Temporary Investments. Each Fund reserves the right, as a temporary defensive measure, and without limitation, to hold up to 100% of its total assets in cash or cash equivalents and investment grade, short term securities including money market securities (“Temporary Investments”). Under certain adverse investment conditions, each Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested securities consistent with such Fund’s investment objective. A portion of such Fund’s portfolio normally will be held in Temporary Investments in anticipation of investment in securities consistent with such Fund’s investment objective or to provide for possible redemptions. Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

      Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of such investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      Each Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

      144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Each Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. Each Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis. Each Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. Neither Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from any appreciation in the value of the security during the commitment period.

      Repurchase Agreements and Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements. Short-Term Global may also invest in securities pursuant to purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund’s exposure, or (ii) have provided the applicable Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, each Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. Each Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts, as applicable, maturing in more than seven days together with all other illiquid investments.

      Securities Lending. Each Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, each Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund typically receives the income on the loaned securities. Where a Fund receives securities as collateral, a Fund receives a fee for its loan from the borrower. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral. A Fund could also suffer a loss in the event of borrower default where the value of the collateral falls below the market value of the borrowed securities, or in the event of losses on investments made with the cash collateral. Short-Term Global has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates, and to retain an affiliate of Short-Term Global as lending agent.

      Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

      Short-Term Global and Low Duration Fund have similar, though not identical, investment restrictions. Short-Term Global is subject to a fundamental investment restriction (which cannot be changed without stockholder approval), which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. Short-Term Global is also subject to a fundamental investment restriction which provides that the Fund may not invest more than 25% of its total assets in securities of issuers in any particular industry, except that, under normal circumstances, Short-Term Global will invest more than 25% of its total assets in issuers in the banking industry.

      Low Duration Fund is subject to a fundamental investment restriction that provides that the Fund may not purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities, if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. Low Duration Fund is also subject to a fundamental investment restriction that provides that the Fund may not purchase any security if, as a result, with respect to 75% of its total assets, Low Duration Fund would then hold more than 10% of the outstanding voting securities of an issuer. Low Duration Fund is also subject to a fundamental investment restriction limiting its borrowings from banks for temporary or emergency purposes to an amount not exceeding 10% of its total assets (taken at the lower of cost or current value).

      Non-Diversified Status. Short-Term Global is classified as non-diversified within the meaning of the Investment Company Act, which means that Short-Term Global is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Short-Term Global’s investments will be limited, however, in order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, Short-Term Global will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of Short-Term Global’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and Short-Term Global will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Board of Short-Term Global to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as “diversified” under the Investment Company Act, such as the Low Duration Fund, must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that Short-Term Global assumes large positions in the securities of a small number of issuers, Short-Term Global’s net asset value may fluctuate to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market’s assessment of the issuers, and Short-Term Global may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Management and Advisory Arrangements

      Investment Advisory Services and Investment Advisory Fees. Low Duration Fund is a “feeder” fund that invests all of its assets in the Low Duration Master Portfolio, a series of FAM Trust, which has the same investment objective as Low Duration Fund. Since all investments are made at the master trust level, this structure is sometimes called a “master/ feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Low Duration Master Portfolio.

      Pursuant to an investment advisory agreement between Short-Term Global and MLIM, Short-Term Global pays MLIM a monthly fee at the following annual rate:

Net Asset Level	Fee Rate

Up to $2 billion	0.550%
$2 billion to $4 billion	0.525
$4 billion to $6 billion	0.500
$6 billion to $10 billion	0.475
$10 billion to $15 billion	0.450
Above $15 billion	0.425

      As noted above, Low Duration Fund does not invest directly in portfolio securities and does not require investment advisory services, because all portfolio management occurs at the level of the FAM Trust.

Pursuant to an investment advisory agreement between FAM Trust, on behalf of Low Duration Master Portfolio, and FAM, FAM Trust pays FAM a monthly fee at the annual rate of 0.21% of Low Duration Master Portfolio’s average daily net assets. In addition, pursuant to an administration agreement between FAM and MLIM Fund, on behalf of Low Duration Fund, FAM is entitled to monthly compensation for administrative services at an annual rate of 0.25% of the average daily net assets of Low Duration Fund. After the Reorganization, the Combined Fund will be subject to the same advisory and administration arrangements that are currently in effect for Low Duration Fund and Low Duration Master Portfolio. In addition, for the fiscal year ending June 30, 2002, FAM has agreed to cap all expenses of Low Duration Fund at the annual rate of 0.58%, 1.48%, 1.48% and 0.83% of the average net assets of the Class A, Class B, Class C and Class D shares, respectively.

      MLIM has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which the Investment Adviser may pay MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to Short-Term Global in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives for providing services to such Fund pursuant to the Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

      MLIM and FAM are affiliates. Each is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, and Princeton Services, Inc.

      Sales Charges; 12b-1 Fees. Class A and Class D shares of Short-Term Global and Low Duration Fund are sold subject to a front-end sales charge and Class B and Class C shares are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Short-Term Global and Low Duration Fund pay fees in connection with account maintenance for each of Class B, Class C and Class D shares and in connection with distribution for each of Class B and Class C shares (“12b-1 fees”). Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for Short-Term Global and Low Duration Fund:

12b-1 Annual Fee Rates and Sales Charges

(as a percentage of average daily net assets of the applicable share class)

					Maximum
					Front-End or
					Contingent
	Account				Deferred Sales
	Maintenance Fee		Distribution Fee		Charge

	Short-	Low	Short-	Low	Short-	Low
	Term	Duration	Term	Duration	Term	Duration
Share Class	Global	Fund	Global	Fund	Global	Fund

Class A	None	None	None	None	4.00%	3.00%
Class B	0.25%	0.25%	0.50%	0.65%	4.00%	4.00%
Class C	0.25%	0.25%	0.55%	0.65%	1.00%	1.00%
Class D	0.25%	0.25%	None	None	4.00%	3.00%

Purchase of Shares

      Both Low Duration Fund and Short-Term Global offer four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by Low Duration Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Short-Term Global with the exception that (i) the front-end sales charges on Class A and Class D shares of Short-Term Global are higher than the front-end sales charges for Class A and Class D shares of Low Duration Fund, (ii) the distribution fees for Class B and Class C shares of Low Duration Fund are higher than the distribution fees on Class B and Class C shares of Short-Term Global, and (iii) each class of shares for the respective Fund represents ownership interests in a different investment portfolio. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Merrill Lynch Fee-Based Programs” in the Low Duration Fund Prospectus and Short-Term Global Prospectus.

Redemption of Shares

      The redemption procedures for shares of Low Duration Fund are the same as the redemption procedures for shares of Short-Term Global. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Low Duration Fund distributed to Short-Term Global stockholders in the Reorganization, the holding period of Short-Term Global shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the shares of Low Duration Fund distributed in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Merrill Lynch Fee-Based Programs” in the Low Duration Fund Prospectus and “Your Account — Merrill Lynch Select PricingSM System” and “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Short-Term Global Prospectus.

Exchange of Shares

      The exchange privilege for each class of shares of Low Duration Fund is the same as the exchange privilege for each class of shares of Short-Term Global. U.S. stockholders of each class of shares of each Fund have an exchange privilege with certain other MLIM/ FAM-advised mutual funds and Summit Cash Reserves Fund (“Summit”), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of MLIM/ FAM-advised mutual funds. Under the Merrill Lynch Select PricingSM System, Class A stockholders may exchange Class A shares of each Fund for Class A shares of second MLIM/ FAM-advised mutual fund if the stockholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A stockholders wants to exchange Class A shares for shares of a second MLIM/ FAM-advised fund, and the stockholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the stockholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLIM/ FAM-advised mutual fund at any time as long as, at the time of the exchange, the stockholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLIM/ FAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of each Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLIM/ FAM-advised mutual funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the stockholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Funds’ distributor.

Performance

      General. The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance does not indicate future performance. For additional information, see “Risk/Return Bar Chart” in the Low Duration Fund Prospectus which accompanies this Proxy Statement and Prospectus, and in the Short-Term Global Prospectus.

Low Duration Fund

Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
Period	Charge*	Charge	Charge*	Charge	Charge*	Charge	Charge*	Charge

Year Ended December 31, 2001	4.49%	7.73%	2.82%	6.82%	5.76%	6.76%	4.16%	7.38%
Inception** Through December 31, 2001	6.84%	7.20%	4.36%	6.76%	6.62%	6.62%	5.12%	6.54%
Five Years Ended December 31, 2001***	5.55%	6.20%	N/A	N/A	N/A	N/A	N/A	N/A

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 3.00%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0.00% after four years. Class C shares are subject to a 1.00% CDSC for one year.

**	Class B and Class C shares of Low Duration Fund commenced operations on October 6, 2000. Class D shares of Mercury Low Duration Fund, the other feeder fund of Low Duration Master Portfolio, which is the predecessor of Low Duration Master Portfolio, commenced operations on September 24, 1999.

***	Based upon performance of Mercury Low Duration Fund. Class A shares of Mercury Low Duration Fund commenced operations on May 18, 1993.

Short-Term Global

Average Annual Total Return†

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
Period	Charge*	Charge	Charge*	Charge	Charge*	Charge	Charge*	Charge

Year Ended December 31, 2001	(0.26%)	3.89%	(0.95%)	3.05%	1.90%	2.90%	(0.64%)	3.50%
Five Years Ended December 31, 2001	4.42%	5.27%	4.23%	4.23%	4.22%	4.22%	3.95%	4.80%
Ten Years Ended December 31, 2001	N/A	N/A	3.09%	3.09%	N/A	N/A	3.22%	3.64%
Inception** Through December 31, 2001	4.73%	5.33%	N/A	N/A	3.84%	3.84%	N/A	N/A

†	During the period 1998 to 2001, the Fund benefited from certain foreign exchange transactions that positively affected the Fund’s performance. It is not anticipated that foreign exchange transactions will positively impact the Fund’s performance to this extent in the future.

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0.00% after four years. Class C shares are subject to a 1.00% CDSC for one year.
**	Class B and Class D shares commenced operations on August 3, 1990 and Class A and Class C shares commenced operations on October 21, 1994.

Code of Ethics

      Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Fund, the Investment Advisers and MLAM U.K. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

      Voting rights for Board Members are not cumulative. Shares of Low Duration Fund to be issued to Short-Term Global in the Reorganization and distributed to the stockholders of Short-Term Global will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Low Duration Fund Prospectus, when issued in accordance therewith. Each share of Low Duration Fund is entitled to participate equally in dividends declared with respect to Low Duration Fund and in the net assets of Low Duration Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Rights attributable to Short-Term Global are identical to those described above except that (i) the front-end sales charges on Class A and Class D shares of Short-Term Global are higher than the front-end sales charges for Class A and Class D shares of Low Duration Fund, (ii) the distribution fees for Class B and Class C shares of Low Duration Fund are higher than the distribution fees on Class B and Class C shares of Short-Term Global, and (iii) each class of shares for the respective Funds represents ownership interests in a different investment portfolio.

Dividends

      It is the intention of each Fund to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be declared daily and paid monthly by Low Duration Fund. Short-Term Global distributes dividends from net investment income at least annually. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

Automatic Dividend Reinvestment Plan

      Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Stockholder Services — Automatic Reinvestment of Dividends” in the Short-Term Global Statement or “Shareholder Services — Automatic Dividend Reinvestment Plan” in the Low Duration Fund Statement.

      After the Reorganization, prior stockholders of Short-Term Global who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund; dividends paid to all other Short-Term Global stockholders will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of both Short-Term Global and Low Duration Fund, however, after the Reorganization that stockholder’s election with respect to the dividends of Low Duration Fund will control unless the stockholder specifically elects a different option.

Tax Information

      The tax consequences associated with an investment in shares of Short-Term Global are identical to the tax consequences associated with an investment in shares of Low Duration Fund. See “Your Account — Dividends and Taxes” in the Low Duration Fund Prospectus.

Portfolio Transactions

      The procedures for engaging in portfolio transactions are generally the same for Short-Term Global and Low Duration Fund. For a discussion of these procedures, see “Portfolio Transactions” in the Low Duration Fund Statement.

Portfolio Turnover

      Generally, neither Low Duration Fund nor Short-Term Global purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Adviser. Neither Fund has any limit on its portfolio turnover rate. A high portfolio turnover rate may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions that are borne directly by the Funds. The following table illustrates the portfolio turnover rates for Low Duration Fund, Low Duration Master Portfolio and Short-Term Global for the last two fiscal years:

	Portfolio Turnover Rate for	Portfolio Turnover Rate for
Fund	Fiscal Year 2000*	Fiscal Year 2001*

Low Duration Fund	182.00%**	192.04	%***
Short-Term Global	79.69%	268.11%

*	The fiscal year end for Low Duration Fund and Low Duration Master Portfolio is June 30 and the fiscal year end for Short-Term Global is December 31.
**	Based on the portfolio turnover of Mercury Low Duration Fund, the other feeder fund of Low Duration Master Portfolio, which is the predecessor of Low Duration Master Portfolio.
***	Portfolio turnover of Low Duration Master Portfolio for the period October 6, 2000 (commencement of operations of Low Duration Master Portfolio) to June 30, 2001.

Additional Information

      Net Asset Value. Short-Term Global and Low Duration Fund determine net asset value of each class of their shares once daily as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. For a discussion of these procedures, see “Determination of Net Asset Value” in the Low Duration Fund Statement.

      Stockholder Services. MLIM Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of Low Duration Fund. For a description of these services, see “Shareholder Services” in the Low Duration Fund Statement.

      Custodian. JPMorgan Chase Bank acts as custodian of Short-Term Global. The principal business address of JPMorgan Chase Bank in such capacity is 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. Brown Brothers Harriman & Co. acts as custodian of Low Duration Fund and Low Duration Master Portfolio. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109. It is anticipated that Brown Brothers Harriman & Co. will serve as the custodian of the Combined Fund.

      Accounting Services. Each of Short-Term Global and Low Duration Fund (and FAM Trust) has entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio). Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio) each pay a fee for these services. Prior to January 1, 2001, MLIM and FAM provided accounting services to Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio), respectively, and each was reimbursed by Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio) at its cost in connection with such services. MLIM and FAM continue to provide certain accounting services to Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio), respectively, and Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio) reimburse MLIM and FAM for these services, as applicable.

      The tables below show the amounts paid by Short-Term Global and Low Duration Fund (and Low Duration Master Portfolio) to State Street and to MLIM and FAM, as applicable, for accounting services for the periods indicated.

Low Duration Master
	Low Duration Fund		Portfolio

	Paid to State		Paid to State
Period	Street*	Paid to FAM	Street*	Paid to FAM

October 6, 2000 (commencement of operations) through June 30, 2001	$0 **	$778	$91,439 **	$73,535

*	For providing services to Low Duration Fund and Low Duration Master Portfolio.
**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

	Short-Term Global

	Paid to State
Period	Street	Paid to MLIM

Fiscal year ended December 31, 2000	N/A	$109,510
Fiscal year ended December 31, 2001	$77,991 *	$22,952

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

      Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM and MLIM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. The following table sets forth the transfer agent fees paid by Low Duration Fund for the last fiscal year and by Short-Term Global for the last two fiscal years:

	Transfer Agent Fees*

Fund	Fiscal Year 2000**	Fiscal Year 2001**

Low Duration Fund	N/A	$1,028
Short-Term Global	$211,503	$203,998

*	For a portion of the periods shown, Short-Term Global paid fees to the Transfer Agent at a rate lower than the rates currently paid. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class D stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required.

**	The fiscal year end for Low Duration Fund is June 30 and the fiscal year end for Short-Term Global is December 31. Information for Low Duration Fund is for the period October 6, 2000 (commencement of operations) through June 30, 2001.

      Capital Stock. Low Duration Fund is authorized to issue 500,000,000 shares of common stock, par value $.01 per share, divided into four classes, each consisting of 100,000,000 shares, except that Class B common stock consists of 200,000,000 shares. Short-Term Global is authorized to issue 2,600,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A consists of 1,000,000,000 shares, Class B consists of 1,000,000,000 shares, Class C consists of 300,000,000 shares and Class D consists of 300,000,000 shares. The rights, preferences and types of expenses attributable to the Class A, Class B, Class C and Class D shares of each of Low Duration Fund and Short-Term Global are identical in all respects, except that (i) Short-Term Global pays higher advisory fees than Low Duration Fund (see “Management and Advisory Arrangements — Investment Advisory Services and Investment Advisory Fees”) and (ii) Class B and Class C stockholders of Low Duration Fund pay higher distribution fees than Short-Term Global stockholders of the same class (see “Management and Advisory Arrangements — Sales Charges; 12b-1 Fees”).

      Stockholder Inquiries. Stockholder inquiries with respect to Short-Term Global and Low Duration Fund may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

      Under the Agreement and Plan (attached hereto as Exhibit I), the Reorganization will comprise the following:

      (i) FAM Trust, on behalf of Low Duration Master Portfolio, will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Short-Term Global in exchange solely for an equal aggregate value of beneficial interests in Low Duration Master Portfolio, (ii) then MLIM Fund, on behalf of Low Duration Fund, will acquire substantially all of the assets and assume substantially all of the liabilities of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio of FAM Trust) in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.01 per share, of Low Duration Fund, and (iii) the shares of Low Duration Fund will be distributed to the stockholders of Short-Term Global in return for their shares of common stock, par value $.10 per share, of Short-Term Global, including shares of common stock of Short-Term Global held for dividend reinvestment in the book deposit accounts of the holders of common stock of Short-Term Global, in liquidation of Short-Term Global. Thereafter, Short-Term Global will be dissolved under Maryland law and its registration will be terminated under the Investment Company Act. The transactions described in this paragraph are collectively referred to as the “Reorganization.”

      Generally, the assets transferred by Short-Term Global to Low Duration Master Portfolio will equal all investments of Short-Term Global held in its portfolio as of the Valuation Time (as defined below) and all other assets of Short-Term Global as of such time.

      Short-Term Global will distribute shares of Low Duration Fund received by it pro rata to its stockholders in return for such stockholders’ interest in Short-Term Global. The shares of Low Duration Fund received by Short-Term Global stockholders will be of the same class and have the same aggregate net asset value as such stockholders’ interest in Short-Term Global as of the Valuation Time. See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

      Since the shares of Low Duration Fund will be issued at net asset value, and the shares of Short-Term Global will be valued at net asset value, the interests of holders of shares of Short-Term Global will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than Short-Term Global or Low Duration Fund as a result of the Reorganization, however, a stockholder of Short-Term Global or Low Duration Fund will hold a lower percentage of ownership in the Combined Fund than he or she held in Short-Term Global or Low Duration Fund immediately prior to the Reorganization.

Procedure

      On January 3, 2002, the Board of Short-Term Global, including all of the Board Members who are not “interested persons” of such Fund, as defined in the Investment Company Act, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of Short-Term Global for approval. The Board of MLIM Fund and the Board of FAM Trust as then constituted, all of whom were not “interested persons” of such Fund or Trust, as defined in the Investment Company Act, and each of which was comprised of the same Board Members, unanimously approved the Agreement and Plan on January 16, 2002.

      If the stockholders of Short-Term Global approve the Agreement and Plan at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

      The Board of Short-Term Global recommends that the stockholders of Short-Term Global approve the Agreement and Plan.

Terms of the Agreement and Plan

      The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

      Valuation of Assets and Liabilities. Full shares of common stock of Low Duration Fund, and to the extent necessary, fractional shares of common stock of Low Duration Fund, of an aggregate net asset value equal to the value of the assets of Short-Term Global acquired (consisting of beneficial interests in Low Duration Master Portfolio), determined as hereinafter provided, shall be issued by Low Duration Fund, in return for such assets of Short-Term Global. The net asset value of Short-Term Global and Low Duration Fund shall be determined in accordance with the procedures described in the Short-Term Global Prospectus and Low Duration Fund Prospectus, respectively. Such valuation and determination shall be made by FAM Trust and Low Duration Fund in cooperation with Short-Term Global. MLIM Fund shall issue Class A, Class B, Class C and Class D shares of Low Duration Fund to Short-Term Global by the opening of a stockholder account (one in respect of each class) on the stock ledger records of Low Duration Fund registered in the name of Short-Term Global. Short-Term Global shall distribute shares of Low Duration Fund to its stockholders as provided in the Agreement and Plan.

      Distribution of Shares of Low Duration Fund. On the next full business day following the Valuation Time (the “Closing Date”), Short-Term Global will liquidate and distribute the shares of Low Duration Fund received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Short-Term Global. The shares of Low Duration Fund received by the stockholders will be of the same class and have the same aggregate net asset value as such stockholders’ interest in Short-Term Global held on the Closing Date. Generally, the liquidation and distribution will be accomplished by opening new accounts on the books of Low Duration Fund in the names of the stockholders of Short-Term Global and transferring to those stockholders’ accounts the shares of Low Duration Fund representing such stockholders’ interest previously credited to the account of Short-Term Global. Stockholders holding shares of Short-Term Global in certificate form may receive certificates representing the shares of Low Duration Fund credited to their account in respect of such shares of Short-Term Global by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

      No sales charge or fee of any kind will be charged to stockholders of Short-Term Global in connection with their receipt of shares of Low Duration Fund common stock in the Reorganization.

      Expenses. The expenses of the Reorganization that are directly attributable to Short-Term Global will be deducted from the assets of Short-Term Global as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of stockholders of Short-Term Global to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the printing of this Prospectus and Proxy Statement included in the registration statement on Form N-14 filed by MLIM Fund (the “N-14 Registration Statement”). The expenses of the Reorganization that are directly attributable to Low Duration Fund will be paid by FAM, including the expenses incurred in printing sufficient copies of the Low Duration Fund Prospectus, the Low Duration Fund Annual Report and the Low Duration Fund Semi-Annual Report that will accompany the mailing of this Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, and legal, transfer agent and audit fees, will be borne equally by FAM (on behalf of Low Duration Fund) and Short-Term Global. The expenses of the Reorganization attributable to Short-Term Global are currently estimated to be approximately $208,200, and the expenses of the Reorganization attributable to Low Duration Fund are currently estimated to be approximately $150,700. It is not anticipated that Low Duration Master Portfolio will incur any significant expenses in the Reorganization.

      Required Approvals. Approval of the Agreement and Plan requires (i) the affirmative vote of the stockholders of Short-Term Global representing a majority of the outstanding shares entitled to be voted thereon, and (ii) the affirmative vote of Class B and Class C stockholders of Short-Term Global, each voting separately as a single class, representing a majority of the outstanding Class B and Class C shares entitled to be voted thereon. The Boards may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Short-Term Global. The Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction.

      Deregistration and Dissolution of Short-Term Global. Following the transfer of assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) to Low Duration Fund and the subsequent distribution of shares of Low Duration Fund to Short-Term Global stockholders, Short-Term Global will terminate its registration under the Investment Company Act and dissolve under Maryland law.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of Short-Term Global, Low Duration Fund and Low Duration Master Portfolio pursuant to the Agreement and Plan are subject to various conditions, including the N-14 Registration Statement being declared effective, approval of the Reorganization by stockholders of Short-Term Global as described herein, an opinion of counsel being received as to tax matters and the continuing accuracy of various representations and warranties of Short-Term Global and Low Duration Fund being confirmed by the respective parties.

      Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of Short-Term Global, prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Short-Term Global, MLIM Fund and FAM Trust; (ii) by the Board of Short-Term Global if any condition to the obligations of Short-Term Global has not been fulfilled or waived by such Board; (iii) by the Board of MLIM Fund if any condition to the obligations of MLIM Fund, on behalf of Low Duration Fund, has not been fulfilled or waived by such Board; or (iv) by the Board of FAM Trust if any condition to the obligations of FAM Trust, on behalf of Low Duration Master Portfolio, has not been fulfilled or waived by such Board. The Boards of Short-Term Global, MLIM Fund and FAM Trust may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Short-Term Global.

Potential Benefits to Stockholders of each Fund as a Result of the Reorganization

      MLIM and FAM believe that the Reorganization will benefit Short-Term Global stockholders and will not adversely affect Low Duration Fund stockholders. Following the Reorganization, (i) Low Duration Fund stockholders will remain invested in a diversified, open-end fund with no changes to its current investment objectives and management arrangements, except that it will have a larger asset base, and (ii) Short-Term Global stockholders will become invested in a diversified, open-end fund with greater net assets and greater flexibility in portfolio management as well as an investment portfolio that is more widely diversified but with the same focus on investing primarily in highly rated debt securities. In addition, FAM believes that Short-Term Global stockholders are likely to experience certain benefits, including a significantly lower expense ratio and potential economies of scale. MLIM believes that current Low Duration Fund stockholders also are likely to experience certain benefits. MLIM and FAM believe that Low Duration Fund stockholders ultimately will experience somewhat lower expenses per share and economies of scale as a result of the Reorganization. Although Low Duration Fund currently benefits from the contractual expense cap agreed to by FAM, that agreement expires on June 30, 2002 and FAM does not intend to renew the agreement. In that case, Low

Duration Fund stockholders would experience an increased operating expense ratio assuming its net assets remained at current levels, and the impact might be reduced if the Reorganization occurs due to the economies of scale discussed above. Due to the larger net assets of the Combined Fund, Low Duration Master Portfolio also may experience greater flexibility in portfolio management.

      The table below sets forth the total operating expense ratio of each Fund and the Combined Fund as of December 31, 2001, both including and excluding any applicable voluntary or contractual fee waivers:

	Class A		Class B		Class C		Class D

	Excluding	Including	Excluding	Including	Excluding	Including	Excluding	Including
	Fee	Fee	Fee	Fee	Fee	Fee	Fee	Fee
Fund	Waivers	Waivers	Waivers	Waivers	Waivers	Waivers	Waivers	Waivers

Short-Term Global	1.38%	1.33%	2.16%	2.11%	2.25%	2.20%	1.64%	1.59%
Low Duration Fund*†	0.88%	0.58%	1.78%	1.48%	1.78%	1.48%	1.13%	0.83%
Combined Fund	0.88%	0.58%	1.78%	1.48%	1.78%	1.48%	1.13%	0.83%

*	FAM has agreed to a contractual fee waiver or expense reimbursement for Low Duration Fund through June 30, 2002. FAM does not intend to renew this agreement.

†	The fees and expenses of Low Duration Fund include the expenses of both the Fund and the Fund’s allocated expenses from Low Duration Master Portfolio.

      It is not anticipated that MLIM will continue voluntarily waiving a portion of its fee indefinitely with respect to Short-Term Global. FAM has agreed to the contractual fee waiver for Low Duration Fund through June 30, 2002, but FAM does not intend to renew this agreement. If the Reorganization had taken place on December 31, 2001, the operating expense ratios (excluding Distribution and/or Service (12b-1) Fees and including fee waivers) of the Combined Fund would be 0.75% lower than the ratio of Short-Term Global’s current operating expenses (excluding Distribution and/or Service (12b-1) Fees and including fee waivers) to its net assets. Even without giving effect to any fee waivers, the operating expense ratio of the Combined Fund would be 0.50% lower than the operating expense ratio of Short-Term Global.

      FAM believes that the lower expense ratio for shares of Short-Term Global as part of the Combined Fund is attributable to the fact that the administrative fee paid by Low Duration Fund plus the investment advisory fee paid by FAM Trust, on behalf of Low Duration Master Portfolio, will be at a lower rate than the investment advisory fee paid by Short-Term Global at its current asset level. In addition, certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses, would be spread across a substantially larger asset base, thereby potentially lowering the expense ratio borne by stockholders of Short-Term Global.

      As indicated above, the pro forma total operating expense ratio of the Combined Fund is expected to be the same as Low Duration Fund’s current operating expense ratio, and Low Duration Fund may otherwise benefit from an increase in its level of net assets, resulting in future economies of scale.

      The tables below set forth (i) the net assets of Short-Term Global as of its last three fiscal year ends, and (ii) the net assets of Low Duration Fund as of its first fiscal year end and as of December 31, 2001.

Net Assets for the Dates Indicated

Low Duration Fund		Short-Term Global

As of December 31, 2001	$96,394,270	As of December 31, 2001	$64,830,470
As of June 30, 2001	$11,193,851	As of December 31, 2000	$73,146,707
		As of December 31, 1999	$91,030,264

      The preceding table illustrates that the net assets of Short-Term Global have decreased over the past several years. MLIM anticipates that if this decrease in net assets continues, Short-Term Global might experience higher operating expense ratios, particularly if MLIM discontinues its voluntary fee waiver. MLIM and FAM anticipate that the Combined Fund might experience certain economies of scale, which might in turn result in a substantially lower overall operating expense ratio for stockholders of Short-Term Global

(even if, as expected, FAM discontinues its fee waiver after June 30, 2002). Absent the Reorganization, Short-Term Global is likely to experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in an already relatively small asset base. Although there can be no assurance that the foregoing would in fact occur, MLIM and FAM believe that the economies of scale that may be realized as a result of the Reorganization would be beneficial to stockholders of each Fund.

      Based on the foregoing, the Board of each Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits described above, and found the Reorganization to be in the best interests of the Fund. In approving the Reorganization, the Board of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization, since the shares of Low Duration Fund will be issued at net asset value and the shares of Short-Term Global will be valued at net asset value.

Tax Consequences of the Reorganization

      Summary. Each of MLIM Fund, on behalf of Low Duration Fund, FAM Trust, on behalf of Low Duration Master Portfolio and Short-Term Global will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, Low Duration Master Portfolio, Short-Term Global and Low Duration Fund will not recognize any gain or loss on the transaction, and no stockholder of Short-Term Global will recognize any gain or loss upon receipt of shares of Low Duration Fund in the Reorganization.

      Delivery of such opinion requires a determination that the Combined Fund has a “significant interest” (as that term is described in Section 1.368-1(d)(4) and (5) of the regulations under the Code) in Low Duration Master Portfolio of FAM Trust. As of the date of this Proxy Statement and Prospectus, this requirement would be met; however, the relevant date for this determination is the Closing Date of the Reorganization. If counsel is not able to conclude that such a “significant interest” is present on the Closing Date, the Reorganization will not be consummated.

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Short-Term Global and Low Duration Fund have elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under the Code, and Low Duration Fund intends to continue to so qualify after the Reorganization. MLIM Fund, on behalf of Low Duration Fund, FAM Trust, on behalf of Low Duration Master Portfolio and Short-Term Global will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) under Section 721 of the Code, neither Short-Term Global nor Low Duration Master Portfolio will recognize gain or loss on the transfer of Short-Term Global’s assets to Low Duration Master Portfolio (ii) under Section 722 of the Code, Short-Term Global’s tax basis in the Low Duration Master Portfolio beneficial interests received in exchange for Short-Term Global’s assets will equal its basis in the assets transferred, (iii) under Section 723 of the Code, the tax basis of Short-Term Global’s assets in the hands of Low Duration Master Portfolio will be the same as their tax basis in the hands of Short-Term Global; (iv) in accordance with Section 1223 of the Code, Short-Term Global’s holding period in the Low Duration Master Portfolio beneficial interests received in exchange for Short-Term Global’s assets will include its holding period for the assets transferred; (v) in accordance with Section 1223 of the Code, Low Duration Master Portfolio’s holding period for Short-Term Global’s assets received from Short-Term Global will include Short-Term Global’s holding period for such assets; (vi) the transfer of substantially all of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) to Low Duration Fund and the simultaneous distribution of shares of common stock of Low Duration Fund as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Low Duration Fund and Short-Term Global will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (vii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Short-Term Global as a result of the transfer of its assets (consisting of beneficial interests in Low Duration Master Portfolio) solely in exchange for shares of common stock of Low Duration Fund or on the distribution of the shares of common stock of Low Duration Fund to stockholders of Short-Term Global under Section 361(c)(1) of the Code; (viii) under Section 1032 of the Code, no gain or loss will be recognized to Low Duration Fund on the receipt of assets of Short-Term Global

(consisting of beneficial interests in Low Duration Master Portfolio) in exchange for its shares; (ix) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Short-Term Global on the receipt of shares of Low Duration Fund in exchange for their shares; (x) in accordance with Section 362(b) of the Code, the tax basis of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) in the hands of Low Duration Fund will be the same as the tax basis of such assets in the hands of Short-Term Global immediately prior to the consummation of the Reorganization; (xi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Low Duration Fund received by the stockholders of Short-Term Global in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Short-Term Global surrendered in exchange; (xii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Low Duration Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Short-Term Global exchanged therefor, provided, that such Short-Term Global shares were held as a capital asset; (xiii) in accordance with Section 1223 of the Code, Low Duration Fund’s holding period with respect to the assets of Short-Term Global transferred (consisting of beneficial interests in Low Duration Master Portfolio) will include Short-Term Global’s holding period for such assets; and (xiv) the taxable year of Short-Term Global will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Low Duration Fund will succeed to and take into account certain tax attributes of Short-Term Global, such as earnings and profits, capital loss carryovers and method of accounting.

      Under Section 381(a) of the Code, Low Duration Fund will succeed to and take into account certain tax attributes of Short-Term Global including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Low Duration Fund.

      Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

      Status as a Regulated Investment Company. Short-Term Global and Low Duration Fund have elected and qualified to be taxed as RICs under Sections 851-855 of the Code, and, after the Reorganization, Low Duration Fund intends to continue to qualify as a RIC.

Capitalization

      The following tables set forth as of December 31, 2001: (i) the capitalization of Short-Term Global, (ii) the capitalization of Low Duration Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of Short-Term Global and Low Duration Fund

and Pro Forma Capitalization of the Combined Fund as of December 31, 2001 (unaudited)

		Shares	Net Asset
Fund and Class	Total Net Assets	Outstanding	Value Per Share

Short-Term Global
Class A	$296,587	37,094	$8.00
Class B	$9,534,544	1,216,287	$7.84
Class C	$453,846	58,730	$7.73
Class D	$54,545,493	6,954,388	$7.84
Low Duration Fund
Class A	$11,649,923	1,113,846	$10.27
Class B	$32,248,283	3,146,903	$10.25
Class C	$46,138,182	4,503,454	$10.25
Class D	$6,357,882	619,346	$10.27
Combined Fund*
Class A	$11,924,179	1,162,179	$10.26
Class B	$41,591,718	4,064,933	$10.23
Class C	$46,514,278	4,547,163	$10.23
Class D	$60,084,248	5,862,037	$10.25

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Low Duration Fund as of December 31, 2001 and the aggregate value of the net assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) that would have been transferred to Low Duration Fund had the Reorganization been consummated on December 31, 2001. The information assumes the distribution of undistributed realized capital gains on investments of $148,369 from Low Duration Master Portfolio attributable to Low Duration Fund, the distribution of undistributed net investment income of $753,748 attributable to Short-Term Global, and the charge for estimated Reorganization expenses of $208,200 attributable to Short-Term Global. The estimated Reorganization expenses of $150,700 attributable to Low Duration Fund will be paid for by FAM. No assurance can be given as to how many shares of Low Duration Fund the stockholders of Short-Term Global will receive on the date Low Duration Fund acquires the assets of Short-Term Global. The foregoing should not be relied upon to reflect the number of shares of Low Duration Fund that actually will be received by the stockholders of Short-Term Global on or after such date.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

      The Meeting will be held at the offices of MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey on April 25, 2002, at 10:00 a.m. Eastern time.

Revocation and Use of Proxies

      A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and coupled with an interest) by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Short-Term Global. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at such Meeting may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan and the Reorganization.

      It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of Short-Term Global as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. As of the close of business on the Record Date, the number of shares of each class issued, outstanding and entitled to vote is:

	Class A	Class B	Class C	Class D

Short-Term Global	36,719	966,649	51,132	6,924,348

Security Ownership of Certain Beneficial Owners and Management of Short-Term Global and Low Duration Fund

      At the Record Date, the Board Members and officers of Short-Term Global as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Short-Term Global and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      As of the Record Date, the Board Members and officers of Low Duration Fund as a group (6 persons) owned an aggregate of less than 1% of the outstanding shares of Low Duration Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of Short-Term Global, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Short-Term Global.

      To the knowledge of Low Duration Fund, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Low Duration Fund.

Voting Rights and Required Vote

      For purposes of this Proxy Statement and Prospectus, each share of each class of Short-Term Global’s outstanding shares is entitled to one vote (and fractional votes for fractional shares held) as described herein. Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, (i) the affirmative vote of the stockholders of Short-Term Global representing a majority of its outstanding shares, and (ii) the affirmative vote of Class B and Class C stockholders of Short-Term Global, each voting separately as a single class, representing a majority of the outstanding Class B and Class C shares. The Boards of Short-Term Global, MLIM Fund and FAM Trust may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the Short-Term Global stockholders.

      A quorum for purposes of the Meeting consists of a majority of the shares of Short-Term Global entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, the required quorum of Short-Term Global’s stockholders is not present or if a quorum is present but sufficient votes to approve the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Short-Term Global, present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Short-Term Global.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Short-Term Global. Short-Term Global will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of its shares and will reimburse certain persons that may be employed for their reasonable expenses in assisting in the solicitation of proxies. See “The Reorganization — Terms of the Agreement and Plan — Expenses.”

      In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by the officers of Short-Term Global. Short-Term Global has retained Georgeson Shareholder to assist in the solicitation of proxies at a cost to Short-Term Global of approximately $5,000 plus out-of-pocket expenses, which are estimated to be approximately $12,500.

      Broker-dealer firms, including Merrill Lynch, holding shares of Short-Term Global in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

      The Board of Short-Term Global knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournment thereof, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their best judgment on these matters.

      This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Short-Term Global and MLIM Fund have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Short-Term Global and MLIM Fund, on behalf of Low Duration Fund, file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Short-Term Global and MLIM Fund, on behalf of Low Duration Fund, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Short-Term Global and MLIM Fund, that file electronically with the Commission.

LEGAL PROCEEDINGS

      There are no material legal proceedings to which any of Short-Term Global, Low Duration Fund or Low Duration Master Portfolio is a party.

LEGAL COUNSEL

      Certain legal matters in connection with the Reorganization will be passed upon for Short-Term Global by Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022 and will be reviewed for Low Duration Fund by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

EXPERTS

      The financial highlights of Short-Term Global included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008. The financial highlights of Low Duration Fund for the period from October 6, 2000 (commencement of operations) to June 30, 2001 included in this Proxy Statement and Prospectus have been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08540. Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDERS’ MEETINGS

      Stockholders of Short-Term Global are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. As Maryland corporations, MLIM Fund and Short-Term Global do not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of a management agreement; or (iii) approval of distribution arrangements. The Charter of MLIM Fund does not require MLIM Fund to hold an annual meeting of stockholders. The Charter of Short-Term Global does not require Short-Term Global to hold an annual meeting of stockholders. MLIM Fund and Short-Term Global will be required, however, to call special meetings of stockholders of MLIM Fund and Short-Term Global, respectively, in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of either Fund. MLIM Fund and Short-Term Global also would be required to hold a stockholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by stockholders. Indeed, MLIM Fund is holding a stockholders’ meeting on April 26, 2002 for the purpose of electing a new Board. In addition, MLIM Fund and Short-Term Global may hold stockholders’ meetings for approval of certain other matters as required by the Charter of MLIM Fund or Short-Term Global. The by-laws of MLIM Fund provide that a stockholders’ meeting may be called with respect to MLIM Fund at any time by a majority of the Board Members, the President, or on the written request of the holders of at least a majority of the outstanding shares of MLIM Fund entitled to vote at such meeting. The By-Laws of Short-Term Global provides that a stockholders’ meeting may be called with respect to Short-Term Global at any time by a majority of the Board Members, the President, or on the written request of the holders of the outstanding capital stock of Short-Term Global entitled to vote at such meeting.

STOCKHOLDER PROPOSALS

      A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Short-Term Global must be received by Short-Term Global a reasonable time before the solicitation relating to such meeting is to be made by the Board of Short-Term Global in order to be considered in Short-Term Global’s proxy statement and form of proxy relating to the meeting. Any stockholder of Short-Term Global who desires to bring a proposal at any subsequent meeting of the stockholders of Short-Term Global without including such proposal in Short-Term Global’s proxy statement relating to the meeting must deliver notice of such proposal to Short-Term Global within a reasonable time before Short-Term Global begins to print and mail the proxy solicitation materials to be used in connection with such meeting. If the Reorganization is approved, it is unlikely that there will be any future meetings of Short-Term Global stockholders.

By Order of the Board of Directors,

PHILLIP S. GILLESPIE
Secretary
Merrill Lynch Short-Term Global Income Fund, Inc.

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 26th day of March, 2002, by and among Merrill Lynch Short-Term Global Income Fund, Inc., a Maryland corporation (“Short-Term Global”), Merrill Lynch Investment Managers Funds, Inc., a Maryland corporation (“MLIM Fund”), on behalf of Merrill Lynch Low Duration Fund, a series of MLIM Fund (“Low Duration Fund”), and Fund Asset Management Master Trust, a Delaware business trust (“FAM Trust”), on behalf of Low Duration Master Portfolio, a series of FAM Trust (“Low Duration Master Portfolio”, and together with Short-Term Global, MLIM Fund, Low Duration Fund and FAM Trust, the “Funds”).

PLAN OF REORGANIZATION

      The reorganization will comprise (i) the acquisition by FAM Trust, on behalf of Low Duration Master Portfolio, of substantially all of the assets, and the assumption by FAM Trust, on behalf of Low Duration Master Portfolio, of substantially all of the liabilities, of Short-Term Global in exchange solely for an equal aggregate value of beneficial interests in Low Duration Master Portfolio, (ii) the subsequent acquisition by MLIM Fund, on behalf of Low Duration Fund, of substantially all of the assets of Short-Term Global and assumption of substantially all of the liabilities of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.01 per share, of Low Duration Fund and (iii) the subsequent distribution of Corresponding Shares (defined below) of Low Duration Fund to the stockholders of Short-Term Global in return for their shares of common stock, par value $.10 per share, of Short-Term Global, including shares of common stock of Short-Term Global held for dividend reinvestment in the book deposit accounts of the holders of common stock of Short-Term Global, in liquidation of Short-Term Global, all upon and subject to the terms hereinafter set forth. Thereafter, Short-Term Global shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions described in this paragraph are collectively referred to as the “Reorganization.”

      In the course of the Reorganization, shares of Low Duration Fund will be distributed to Short-Term Global stockholders as follows: each holder of Short-Term Global shares will be entitled to receive the same class of shares of Low Duration Fund (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as they held in Short-Term Global immediately prior to the Reorganization. Except as indicated in the N-14 Registration Statement (as defined below), the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Low Duration Fund immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Low Duration Fund to be received by each stockholder of Short-Term Global will equal the aggregate net asset value of the Short-Term Global shares owned by such stockholder on the Closing Date (defined in Section 8(a) herein). In consideration therefor, on the Closing Date, Low Duration Fund shall acquire substantially all of the assets of Short-Term Global (which will then consist of beneficial interests in Low Duration Master Portfolio). It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

      Low Duration Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, Low Duration Master Portfolio, of FAM Trust, which has the same investment objective as Low Duration Fund. All investments are made at the Low Duration Master Portfolio level. This structure is sometimes called a “master/feeder” structure.

AGREEMENT

      In order to consummate the Reorganization, and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Short-Term Global, MLIM Fund, on behalf of Low Duration Fund, and FAM Trust, on behalf of Low Duration Master Portfolio, each hereby agrees as follows:

1.     Representations and Warranties of MLIM Fund.

      MLIM Fund, on behalf of Low Duration Fund, represents and warrants to, and agrees with, Short-Term Global and FAM Trust, on behalf of Low Duration Master Portfolio, that:

(a) MLIM Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Low Duration Fund is a duly authorized series of MLIM Fund. MLIM Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) MLIM Fund is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-10053), and such registration has not been revoked or rescinded and is in full force and effect. MLIM Fund has elected and qualified Low Duration Fund at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) Short-Term Global has been furnished with a statement of assets and liabilities and a schedule of investments of Low Duration Fund, each as of June 30, 2001, said financial statements having been audited by Ernst & Young LLP, independent public accountants. Short-Term Global has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Low Duration Fund, each as of December 31, 2001. An unaudited statement of assets and liabilities of Low Duration Fund and an unaudited schedule of investments of Low Duration Fund, each as of the Valuation Time (defined in Section 4(c) herein), will be furnished to Short-Term Global at or prior to the Closing Date for the purpose of determining the number of shares of Low Duration Fund to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Low Duration Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Short-Term Global has been furnished with Low Duration Fund’s Annual Report to Stockholders for the period ended June 30, 2001 and Low Duration Fund’s Semi-Annual Report to Stockholders for the period ended December 31, 2001, and the financial statements appearing therein fairly present the financial position of Low Duration Fund as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Short-Term Global has been furnished with the prospectus and statement of additional information of Low Duration Fund, each dated October 26, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) MLIM Fund, on behalf of Low Duration Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement on behalf of Low Duration Fund has been duly authorized by all necessary action of MLIM Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MLIM Fund, threatened against it or Low Duration Fund, which assert liability on the part of MLIM

Fund or Low Duration Fund or which materially affect their financial condition or their ability to consummate the Reorganization. Neither MLIM Fund nor Low Duration Fund is charged with or, to the best of the knowledge of MLIM Fund or Low Duration Fund, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) MLIM Fund is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which MLIM Fund, on behalf of Low Duration Fund, is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (m) below) or will not otherwise be disclosed to Short-Term Global prior to the Valuation Time.

(j) Low Duration Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Low Duration Fund’s most recent annual or semi-annual report to stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, MLIM Fund will advise Short-Term Global in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of Low Duration Fund.

(k) MLIM Fund, on behalf of Low Duration Fund, has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Low Duration Fund have been adequately provided for on its books, and no tax deficiency or liability of Low Duration Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MLIM Fund, on behalf of Low Duration Fund, of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia, Guam and Puerto Rico).

(m) The registration statement filed by MLIM Fund on Form N-14 relating to the shares of common stock of Low Duration Fund to be issued pursuant to this Agreement, which includes the proxy statement of Short-Term Global and the prospectus of Low Duration Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 7(a) of this Agreement and at the Closing Date, insofar as it relates to MLIM Fund and Low Duration Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MLIM Fund with respect to itself and to Low Duration Fund for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(n) MLIM Fund is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share, of which Low Duration Fund is authorized to issue 500,000,000 shares divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D shares of Low Duration Fund Common Stock each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(o) The shares of common stock of Low Duration Fund to be issued to Short-Term Global pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Low Duration Fund will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, shares of common stock to be transferred to Short-Term Global for distribution to the stockholders of Short-Term Global on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Short-Term Global presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, MLIM Fund will have obtained any and all regulatory and Director approvals, with respect to Low Duration Fund, necessary to issue the shares of common stock to Short-Term Global for distribution to Short-Term Global stockholders.

(r) The books and records of MLIM Fund relating to Low Duration Fund made available to Short-Term Global and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MLIM Fund relating to Low Duration Fund.

2.     Representations and Warranties of Short-Term Global.

      Short-Term Global represents and warrants to, and agrees with, MLIM Fund, on behalf of Low Duration Fund, and FAM Trust, on behalf of Low Duration Master Portfolio, that:

(a) Short-Term Global is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland. Short-Term Global has the power to own all of its assets and to carry out this Agreement. Short-Term Global has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Short-Term Global is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-06089), and such registration has not been revoked or rescinded and is in full force and effect. Short-Term Global has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Short-Term Global shown on the schedule of its investments as of the Valuation Time furnished to MLIM Fund, and (ii) all other assets owned by Short-Term Global or liabilities incurred by Short-Term Global as of the Valuation Time.

(d) Short-Term Global has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) MLIM Fund and FAM Trust have been furnished with a statement of assets and liabilities and a schedule of investments of Short-Term Global, each as of December 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. MLIM Fund has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Short-Term Global, each as of June 30, 2001. An unaudited statement of assets and liabilities of Short-Term Global and an unaudited schedule of investments of Short-Term Global, each as of the Valuation Time, will be furnished to MLIM Fund at or prior to the Closing Date for the purpose of determining the number of shares of Low Duration Fund to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Short-Term Global as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) MLIM Fund and FAM Trust have been furnished with Short-Term Global’s Annual Report to Stockholders for the year ended December 31, 2001 and Short-Term Global’s Semi-Annual Report to Stockholders as of June 30, 2001 and the financial statements appearing therein fairly present the financial position of Short-Term Global as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) MLIM Fund and FAM Trust have been furnished with the prospectus and statement of additional information of Short-Term Global, each dated April 6, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Short-Term Global, threatened against it which assert liability on the part of Short-Term Global or which materially affect its financial condition or its ability to consummate the Reorganization. Short-Term Global is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Short-Term Global is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MLIM Fund prior to the Valuation Time.

(j) Short-Term Global is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(k) Short-Term Global has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Short-Term Global’s most recent annual or semi-annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Short-Term Global will advise MLIM Fund and FAM Trust in writing of all known liabilities, incurred by Short-Term Global, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Short-Term Global has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Short-Term Global have been adequately provided for on its books, and no tax deficiency or liability of Short-Term Global has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Short-Term Global will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, Short-Term Global will have good and marketable title to all of the Investments, and MLIM Fund on behalf of Low Duration Fund will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Short-Term Global of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Short-Term Global, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Short-Term Global for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(p) Short-Term Global is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of Short-Term Global made available to MLIM Fund and FAM Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Short-Term Global.

(r) Short-Term Global will not sell or otherwise dispose of any of the shares of Low Duration Fund to be received in the Reorganization, except in distribution to the stockholders of Short-Term Global.

(s) At or prior to the Closing Date, Short-Term Global will have obtained any and all regulatory, Director and stockholder approvals necessary to effect the Reorganization as set forth herein.

3. Representations and Warranties of FAM Trust.

      FAM Trust, on behalf of Low Duration Master Portfolio, represents and warrants to, and agrees with, Short-Term Global and MLIM Fund, on behalf of Low Duration Fund, that:

(a) FAM Trust is a business trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware. Low Duration Master Portfolio is a duly authorized series of FAM Trust. FAM Trust has the power to own all of its assets and to carry out this Agreement. FAM Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. FAM Trust has elected that Low Duration Master Portfolio be treated as a partnership for all tax years since inception.

(b) FAM Trust is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-10089), and such registration has not been revoked or rescinded and is in full force and effect. The assets of Low Duration Master Portfolio have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied at the Low Duration Master Portfolio level at all times since its inception.

(c) FAM Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Short-Term Global has been furnished with Low Duration Fund’s Annual Report to Stockholders for the period ended June 30, 2001 and Low Duration Fund’s Semi-Annual Report to Stockholders for the period ended December 31, 2001. The financial statements of Low Duration Master Portfolio appearing therein fairly present the financial position of Low Duration Master Portfolio as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Short-Term Global has been furnished with the Registration Statement on Form N-1A of FAM Trust, dated October 26, 2001, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of FAM Trust, threatened against it which assert liability on the part of Low Duration Master Portfolio or which materially affect its financial condition or its ability to consummate the Reorganization. FAM Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of Low Duration Master Portfolio’s business.

(g) There are no material contracts outstanding to which FAM Trust, on behalf of Low Duration Master Portfolio, is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Short-Term Global prior to the Valuation Time.

(h) FAM Trust is not a party to nor obligated under any provision of its Agreement and Declaration of Trust or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) FAM Trust, on behalf of Low Duration Master Portfolio, has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Low Duration Master Portfolio’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, FAM Trust will advise Short-Term Global in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, relating to Low Duration Master Portfolio.

(j) FAM Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it for Low Duration Master Portfolio.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAM Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Low Duration Master Portfolio, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by FAM Trust, with respect to Low Duration Master Portfolio, for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(m) The books and records of FAM Trust relating to Low Duration Master Portfolio made available to Short-Term Global and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of FAM Trust relating to itself and to Low Duration Master Portfolio.

(n) At or prior to the Closing Date, FAM Trust will have obtained any and all regulatory and Trustee approvals necessary to effect the Reorganization as set forth herein.

4. The Reorganization.

      (a) Subject to receiving the requisite approval of the stockholders of Short-Term Global, and to the other terms and conditions contained herein, Short-Term Global agrees to convey, transfer and deliver to FAM Trust, on behalf of Low Duration Master Portfolio, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Short-Term Global, and cause FAM Trust, on behalf of Low Duration Master Portfolio, to assume substantially all of the liabilities of Short-Term Global, in exchange solely for an equal aggregate value of beneficial interests in Low Duration Master Portfolio, and Short-Term Global agrees to convey, transfer and deliver to Low Duration Fund substantially all of its assets (consisting of beneficial interests in Low Duration Master Portfolio), in return solely for that number of shares of Low Duration Fund provided in Section 5 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, Short-Term Global will distribute pro rata all shares of Low Duration Fund received by it to its stockholders in return for their corresponding Short-Term Global shares and in complete liquidation of Short-Term Global. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Low Duration Fund in the amounts due the stockholders of Short-Term Global based on their respective holdings in Short-Term Global as of the Valuation Time and the cancellation of Short-Term Global shares on its stock ledger records.

      (b) Short-Term Global will pay or cause to be paid to FAM Trust, for the benefit of Low Duration Master Portfolio, any interest or dividends it receives on or after the Closing Date with respect to the Investments transferred to FAM Trust, for the benefit of Low Duration Master Portfolio, hereunder.

      (c) The Valuation Time shall be 4:00 p.m., Eastern time, on July 19, 2002, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the “Valuation Time”).

      (d) FAM Trust, on behalf of Low Duration Master Portfolio, will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Short-Term Global, except that recourse for such liabilities will be limited to the net assets of Short-Term Global acquired by FAM Trust. The known liabilities of Short-Term Global as of the Valuation Time shall be confirmed in writing to FAM Trust by Short-Term Global pursuant to Section 2(k) of this Agreement.

      (e) FAM Trust, on behalf of Low Duration Master Portfolio, and Short-Term Global will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Short-Term Global to FAM Trust, on behalf of Low Duration Master Portfolio.

      (f) MLIM Fund, on behalf of Low Duration Fund, and Short-Term Global will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of all of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) to MLIM Fund, on behalf of Low Duration Fund.

      (g) Short-Term Global will be dissolved following the Closing Date by filing Articles of Dissolution, together with any required tax or other reports, with the State Department of Assessments and Taxation of Maryland and will terminate its registration under the 1940 Act by filing a Form N-8F application for an order under Section 8(f) of the 1940 Act.

5. Issuance and Valuation of Shares of Common Stock of Low Duration Fund in the Reorganization.

      Full shares of common stock of Low Duration Fund, and to the extent necessary, fractional shares of common stock of Low Duration Fund, of an aggregate net asset value equal to the value of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) acquired, determined as hereinafter provided, shall be issued by MLIM Fund, on behalf of Low Duration Fund, in return for such assets of Short-Term Global. The net asset value of Short-Term Global and Low Duration Fund shall be determined in accordance with the procedures described in the prospectuses of Short-Term Global and Low Duration Fund, respectively, in effect as of the Valuation Time. Such valuation and determination shall be made by FAM Trust and MLIM Fund in cooperation with Short-Term Global. MLIM Fund shall issue Class A, Class B, Class C and Class D shares of common stock of Low Duration Fund to Short-Term Global by the opening of a stockholder account (one in respect of each class) on the stock ledger records of Low Duration Fund registered in the name of Short-Term Global. Short-Term Global shall distribute Corresponding Shares of Low Duration Fund to its stockholders by indicating the registration of such shares in the name of such Short-Term Global stockholders in the amounts due such stockholders based on their respective holdings in Short-Term Global as of the Valuation Time.

6. Payment of Expenses.

      (a) The expenses of the Reorganization that are directly attributable to Short-Term Global and the conduct of its business will be deducted from the assets of Short-Term Global as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of Short-Term Global to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the printing of the prospectus and proxy statement (the “Proxy Statement and Prospectus”) contained in the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to Low Duration Fund and the conduct of its business will be paid by FAM. The expenses attributable to Low Duration Fund include expenses incurred in printing sufficient copies of its Prospectus, its most recent Annual and Semi-Annual Reports to accompany the Proxy Statement and Prospectus and its Statement of Additional Information to accompany the statement of additional information contained in the N-14 Registration Statement. The expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by Short-Term Global and FAM (on behalf of Low Duration Fund). It is not anticipated that Low Duration Master Portfolio will incur any significant expenses in the Reorganization.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

      (c) Each party represents and warrants to the other that there is no person or entity entitled to receive any brokers’ fee or concession payments in connection with the transactions provided for herein.

7. Covenants of MLIM Fund, Short-Term Global and FAM Trust.

      (a) Short-Term Global agrees to call a meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that (i) the holders of a majority of the shares of Short-Term Global issued and outstanding and entitled to vote thereon, voting together as a single class, shall have approved this Agreement at such a meeting at or prior to the Valuation Time and (ii) the holders of a majority of the shares of common stock of each of Class B and Class C of Short-Term Global issued and outstanding and entitled to vote thereon, voting separately as a single class, shall have approved this Agreement at such meeting at or prior to the Valuation Time.

      (b) MLIM Fund, Short-Term Global and FAM Trust each covenants to operate the business of Low Duration Fund, Short-Term Global and Low Duration Master Portfolio, respectively, as presently conducted between the date hereof and the Closing Date.

      (c) Short-Term Global agrees that following the Closing Date, Short-Term Global will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Low Duration Fund shares other than the distribution by Short-Term Global to its stockholders without first paying or adequately providing for the payment of all of the respective liabilities not assumed by FAM Trust, if any, and on and after the Closing Date shall not conduct any business except in connection with its dissolution.

      (d) Short-Term Global undertakes that following the Closing Date, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be a registered investment company.

      (e) MLIM Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. MLIM Fund, FAM Trust and Short-Term Global agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (f) FAM Trust has no plan or intention to sell or otherwise dispose of the portfolio investments of Short-Term Global to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

      (g) MLIM Fund, Short-Term Global and FAM Trust each agrees that by the Closing Date all Federal and other tax returns and reports required to be filed by each such Fund on or before such date shall have been filed and all taxes shown as due on Low Duration Fund’s and Short-Term Global’s returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MLIM Fund and FAM Trust each agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Short-Term Global for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Short-Term Global shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Short-Term Global with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Short-Term Global (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Short-Term Global, to the extent such expenses have been accrued by Short-Term Global in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Low Duration Fund and Low Duration Master Portfolio at the time such tax returns and Forms 1099 are prepared.

      (h) Short-Term Global agrees to mail to its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (i) Following the consummation of the Reorganization, MLIM Fund and FAM Trust each expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

8.     Closing Date.

      (a) Delivery of the assets of Short-Term Global to be transferred, together with any other Investments, and the shares of common stock of Low Duration Fund to be issued, shall be made at the offices of Sidley

Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Short-Term Global, MLIM Fund and FAM Trust, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Investments, for any reason, are not transferable to FAM Trust, for the benefit of Low Duration Master Portfolio, on the Closing Date, Short-Term Global shall cause such Investments to be transferred to FAM Trust’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

      (b) Short-Term Global will deliver to FAM Trust and MLIM Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to FAM Trust hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Closing Date, Short-Term Global shall deliver to MLIM Fund and FAM Trust a list of the names and addresses of all of the stockholders of record of Short-Term Global on the Closing Date and the number of shares of common stock of Short-Term Global owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Short-Term Global.

9.     Short-Term Global Conditions.

      The obligations of Short-Term Global hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Short-Term Global and by the affirmative vote of (i) the holders of a majority of the shares of common stock of Short-Term Global issued and outstanding and entitled to vote thereon, voting together as a single class, at a meeting of the stockholders of Short-Term Global, at or prior to the Valuation Time and (ii) the holders of a majority of the shares of common stock of each of Class B and Class C of Short-Term Global issued and outstanding and entitled to vote thereon, voting separately as a single class, at such meeting at or prior to the Valuation Time. In addition this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Trustees of FAM Trust and by the Board of Directors of MLIM Fund; and that MLIM Fund shall have delivered to Short-Term Global a copy of the resolution approving this Agreement adopted by MLIM Fund’s Board of Directors, certified by the Secretary of MLIM Fund and that FAM Trust shall have delivered to Short-Term Global a copy of its resolution approving this Agreement, adopted by the Board of Trustees of FAM Trust, certified by the Secretary of FAM Trust.

(b) That MLIM Fund shall have furnished to Short-Term Global a statement of Low Duration Fund’s assets and liabilities held or incurred directly or indirectly through Low Duration Master Portfolio, with values determined as provided in Section 5 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on MLIM Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MLIM Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Low Duration Fund since the date of Low Duration Fund’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That MLIM Fund shall have furnished to Short-Term Global a certificate signed by MLIM Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of MLIM Fund, on behalf of Low Duration Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MLIM Fund, on behalf of Low Duration Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That FAM Trust shall have furnished to Short-Term Global a certificate signed by FAM Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of FAM Trust, on behalf of Low Duration Master Portfolio, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that FAM Trust, on behalf of Low Duration Master Portfolio, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Short-Term Global shall have received an opinion of Sidley Austin Brown & Wood LLP, as special tax counsel to MLIM Fund and FAM Trust, to the effect that for Federal income tax purposes (i) under Section 721 of the Code, neither Short-Term Global nor Low Duration Master Portfolio will recognize gain or loss on the transfer of Short-Term Global’s assets to Low Duration Master Portfolio; (ii) under Section 722 of the Code, Short-Term Global’s tax basis in the Low Duration Master Portfolio beneficial interests received in exchange for Short-Term Global’s assets will equal its basis in the assets transferred; (iii) under Section 723 of the Code, the tax basis of Short-Term Global’s assets in the hands of Low Duration Master Portfolio will be the same as their tax basis in the hands of Short-Term Global; (iv) in accordance with Section 1223 of the Code, Short-Term Global’s holding period in the Low Duration Master Portfolio beneficial interests received in exchange for Short-Term Global’s assets will include its holding period for the assets transferred; (v) in accordance with Section 1223 of the Code, Low Duration Master Portfolio’s holding period for Short-Term Global’s assets received from Short-Term Global will include Short-Term Global’s holding period for such assets; (vi) the transfer of substantially all of the assets and substantially all of the liabilities of Short-Term Global to FAM Trust, for the benefit of Low Duration Master Portfolio, in exchange for beneficial interests in Low Duration Master Portfolio, the subsequent transfer of substantially all of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) to MLIM Fund, for the benefit of Low Duration Fund, in exchange for shares of common stock of Low Duration Fund and the subsequent distribution of shares of common stock of Low Duration Fund to the stockholders of Short-Term Global in exchange for such stockholders’ shares in Short-Term Global as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Low Duration Fund and Short-Term Global will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (vii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Short-Term Global as a result of the asset transfer of its assets (consisting of beneficial interests in Low Duration Master Portfolio) solely in exchange for common stock of Low Duration Fund or on the distribution of the shares of common stock of Low Duration Fund to stockholders of Short-Term Global under Section 361(c)(1) of the Code; (viii) under Section 1032 of the Code, no gain or loss will be recognized to Low Duration Fund on the receipt of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) in exchange for its shares of common stock; (ix) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Short-Term Global on the receipt of shares of common stock of Low Duration Fund solely in exchange for their shares in Short-Term Global; (x) in accordance with Section 362(b) of the Code, the tax basis of the assets of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio) in the hands of Low Duration Fund will be the same as the tax basis of such assets in the hands of Short-Term Global immediately prior to the consummation of the Reorganization; (xi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Low Duration Fund received by the stockholders of Short-Term Global in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Short-Term Global surrendered in exchange; (xii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Low Duration Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Short-Term Global exchanged therefor, provided, that such Short-Term Global shares were held as a capital asset; (xiii) in accordance with Section 1223 of the Code, the Low

Duration Fund’s holding period with respect to the assets of Short-Term Global transferred (consisting of beneficial interests in Low Duration Master Portfolio) will include the holding period for which such assets were held by Short-Term Global; and (xiv) the taxable year of Short-Term Global will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Low Duration Fund will succeed to and take into account certain tax attributes of Short-Term Global, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by FAM Trust and MLIM Fund in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Short-Term Global.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MLIM Fund, be contemplated by the Commission.

(i) That Short-Term Global shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Short-Term Global, to the effect that (i) they are independent public accountants with respect to MLIM Fund and FAM Trust within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information for Low Duration Fund and Low Duration Master Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Short-Term Global, MLIM Fund and FAM Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Low Duration Fund and Low Duration Master Portfolio included in the N-14 Registration Statement, and inquiries of certain officials of MLIM Fund and FAM Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Short-Term Global, MLIM Fund and FAM Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Low Duration Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MLIM Fund and FAM Trust or from schedules prepared by officials of MLIM Fund and FAM Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either MLIM Fund or FAM Trust or would prohibit the Reorganization.

10.     MLIM Fund Conditions.

      The obligations of MLIM Fund, on behalf of Low Duration Fund, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Board of Directors of Short-Term Global and MLIM Fund and by the affirmative vote of two-thirds of the members of the Board of Trustees of FAM Trust, (ii) the affirmative vote of the holders of a majority of the shares of common stock of Short-Term Global issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Short-Term Global, at or prior to the Valuation Time and (iii) the holders of a majority of the shares of common stock of each of Class B and Class C of Short-Term Global issued and outstanding and entitled to vote thereon, each voting separately as a single class at such meeting at or prior to the Valuation Time; and that Short-Term Global and FAM Trust shall each have delivered to MLIM Fund a copy of the resolution approving this Agreement adopted by Short-Term Global’s Board of Directors and the Board of Trustees of FAM Trust, respectively, each certified by its Secretary, and a certificate setting forth the vote of Short-Term Global stockholders obtained, certified by the Secretary of Short-Term Global.

(b) That Short-Term Global shall have furnished to MLIM Fund a statement of Short-Term Global’s assets and liabilities with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Short-Term Global’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Short-Term Global’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Short-Term Global since the date of Short-Term Global’s most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Short-Term Global shall have furnished to MLIM Fund a certificate signed by Short-Term Global’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Short-Term Global made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Short-Term Global has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Short-Term Global shall have delivered to MLIM Fund a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Short-Term Global for the period ended December 31, 2001 (which returns originally were prepared and filed by Short-Term Global), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Short-Term Global for the period covered thereby; and that for the period from December 31, 2001, to and including the Closing Date and for any taxable year of Short-Term Global ending upon the liquidation of Short-Term Global, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 31, 2001, to and including the Closing Date and for any taxable year of Short-Term Global ending upon the liquidation of Short-Term Global or that Short-Term Global would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That MLIM Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as tax counsel to Short-Term Global, with respect to the matters specified in Section 9(f) of this Agreement.

(g) That MLIM Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to MLIM Fund and FAM Trust, to the effect that (i) they are independent public accountants with respect to Short-Term Global within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Short-Term Global included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Short-Term Global and MLIM Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Short-Term Global included in the N-14 Registration Statement, and inquiries of certain officials of Short-Term Global responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MLIM Fund and Short-Term Global and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Short-Term Global appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Short-Term Global or from schedules prepared by officials of Short-Term Global having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(h) That the assets to be transferred to MLIM Fund shall not include any assets or liabilities that MLIM Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Short-Term Global, be contemplated by the Commission.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Short-Term Global or FAM Trust or would prohibit the Reorganization.

(k) That all proceedings taken by Short-Term Global and FAM Trust in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MLIM Fund.

(l) That prior to the Closing Date, Short-Term Global shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to Short-Term Global’s stockholders all of the investment company taxable income of Short-Term Global to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

11.     FAM Trust Conditions.

      The obligations of FAM Trust hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Board of Directors of Short-Term Global and MLIM Fund and by the affirmative vote of two-thirds of the members of the Board of the Trustees of FAM Trust, (ii) the affirmative vote of the holders of a majority of the shares of common stock of Short-Term Global issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Short-Term Global, at or prior to the Valuation Time and (iii) the holders of a majority of the shares of common stock of each of Class B and Class C of Short-Term Global issued and outstanding and entitled to vote thereon, each voting separately as a single class at such meeting at or prior to the Valuation Time; and that each of Short-Term Global and MLIM Fund shall each have delivered to FAM Trust a copy of the resolution approving this Agreement adopted by the Board of Directors of each of Short-Term Global and MLIM Fund, as the case may be, each certified by its Secretary; and a certificate setting forth the vote of Short-Term Global stockholders obtained, certified by the Secretary of Short-Term Global.

(b) That Short-Term Global shall have furnished to FAM Trust a statement of Short-Term Global’s assets and liabilities with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Short-Term Global’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Short-Term Global’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Short-Term Global since the date of Short-Term Global’s most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That MLIM Fund shall have furnished to FAM Trust a certificate signed by MLIM Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of MLIM Fund, on behalf of Low Duration Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and MLIM Fund, on behalf of Low Duration Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Short-Term Global shall have furnished to FAM Trust a certificate signed by Short-Term Global’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Short-Term Global made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Short-Term Global has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That Short-Term Global shall have delivered to FAM Trust a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Short-Term Global for the period ended December 31, 2001 (which returns originally were prepared and filed by Short-Term Global), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Short-Term Global for the period covered thereby; and that for the period from December 31, 2001, to and including the Closing Date and for any taxable year of Short-Term Global ending upon the liquidation of Short-Term Global, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 31, 2001, to and including the Closing Date and for any taxable year of Short-Term Global ending upon the liquidation of Short-Term Global or that Short-Term Global would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That FAM Trust shall have received an opinion of Sidley Austin Brown & Wood LLP, as tax counsel to Short-Term Global, with respect to the matters specified in Section 9(f) of this Agreement.

(h) That FAM Trust shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to FAM Trust, to the effect that (i) they are independent public accountants with respect to Short-Term Global within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Short-Term Global included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Short-Term Global, MLIM Fund and FAM Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Short-Term Global included in the N-14 Registration Statement, and inquiries of certain officials of Short-Term Global responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MLIM Fund, Short-Term Global and FAM Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Short-Term Global appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Short-Term Global or from schedules prepared by officials of Short-Term Global having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That all proceedings taken by Short-Term Global and MLIM Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to FAM Trust.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Short-Term Global or MLIM Fund, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MLIM Fund or Short-Term Global or would prohibit the Reorganization.

(l) That the Investments to be transferred to FAM Trust shall not include any assets or liabilities that FAM Trust by reason of charter limitations or otherwise, may not properly acquire or assume.

12.     Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Short-Term Global) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of Short-Term Global and MLIM Fund and the Board of Trustees of FAM Trust; (ii) by the Board of Directors of Short-Term Global if any condition of Short-Term Global’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Directors of MLIM Fund if any condition of MLIM Fund’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board or (iv) by the Board of Trustees of FAM Trust if any condition of FAM Trust’s obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board.

      (b) If the Reorganization contemplated by this Agreement has not been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Short-Term Global and MLIM Fund and the Board of Trustees of FAM Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Short-Term Global, MLIM Fund or FAM Trust or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

      (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Short-Term Global or MLIM Fund or the Board of Trustees of FAM Trust (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the respective stockholders, on behalf of which such action is taken. In addition, the Board of Directors of MLIM Fund and the Board of Trustees of FAM Trust have delegated to Fund Asset Management, L.P. (“FAM”) and the Board of Directors of Short-Term Global has delegated to Merrill Lynch Investment Managers, L.P. (“MLIM”) the ability to make non-material changes to the transaction if MLIM or FAM, as the case may be, deems it to be in the best interests of Short-Term Global, MLIM Fund and FAM Trust to do so.

      (e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Short-Term Global, MLIM Fund nor FAM Trust nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, agent or stockholder of Short-Term Global, MLIM Fund or FAM Trust against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of Directors of Short-Term Global and MLIM Fund and the Board of Trustees of FAM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Short-Term Global unless such terms and conditions shall result in a change in the method of computing the number of shares of Low Duration Fund to be issued to Short-Term Global in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Short-Term Global prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Short-Term Global promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

13.     Indemnification.

      (a) Short-Term Global hereby agrees to indemnify and hold MLIM Fund and FAM Trust harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Low Duration Fund or Low Duration Master Portfolio may incur or sustain by reason of the fact that (i) MLIM Fund, on behalf of Low Duration Fund, or FAM Trust, on behalf of Low Duration Master Portfolio, shall be required to pay any obligation of Short-Term Global, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Short-Term Global that were omitted or not fairly reflected in the financial statements to be delivered to MLIM Fund and FAM Trust in connection with the Reorganization; (ii) any representations or warranties made by Short-Term Global in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Short-Term Global has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus and statement of additional information forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Short-Term Global by MLIM Fund or FAM Trust.

      (b) MLIM Fund, through Low Duration Fund, and FAM Trust, through Low Duration Master Portfolio, hereby agrees to indemnify and hold Short-Term Global harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Short-Term Global may incur or sustain by reason of the fact that (i) any representations or warranties made by MLIM Fund or FAM Trust in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MLIM Fund or FAM Trust has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus and statement of additional information forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to MLIM Fund or FAM Trust by Short-Term Global.

      (c) In the event that any claim is made against MLIM Fund or FAM Trust in respect of which indemnity may be sought by MLIM Fund or FAM Trust from Short-Term Global under Section 13(a) of this Agreement, or in the event that any claim is made against Short-Term Global in respect of which indemnity may be sought by Short-Term Global from MLIM Fund or FAM Trust under Section 13(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Short-Term Global, MLIM Fund and FAM Trust that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 13, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14.     Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MLIM Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MLIM Fund’s transfer agent with respect to such shares. Short-Term Global will provide MLIM Fund on the Closing Date with the name of any Short-Term Global stockholder who is to the knowledge of Short-Term Global an affiliate of Short-Term Global on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Short-Term Global, MLIM Fund or FAM Trust, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e) Copies of the Articles of Incorporation, as amended and supplemented, of Short-Term Global and of MLIM Fund are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

      (f) Copies of the Declaration of Trust, as amended and supplemented, of FAM Trust, are on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of FAM Trust.

      (g) No trustee, officer, employee or agent of FAM Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of FAM Trust; and all such persons shall look solely to FAM Trust’s property for satisfaction of claims of any nature against a trustee, officer, employee or agent of FAM Trust in connection with the affairs of FAM Trust.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.

By:	/s/ DONALD C. BURKE

(DONALD C. BURKE, VICE PRESIDENT AND TREASURER)

ATTEST:

/s/ PHILLIP S. GILLESPIE

(PHILLIP S. GILLESPIE, SECRETARY)

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

By:	/s/ DONALD C. BURKE

(DONALD C. BURKE, VICE PRESIDENT AND TREASURER)

ATTEST:

/s/ PHILLIP S. GILLESPIE

(PHILLIP S. GILLESPIE, SECRETARY)

FUND ASSET MANAGEMENT MASTER TRUST

By:	/s/ DONALD C. BURKE

(DONALD C. BURKE, VICE PRESIDENT AND TREASURER)

ATTEST:

/s/ PHILLIP S. GILLESPIE

(PHILLIP S. GILLESPIE, SECRETARY)

EXHIBIT II

SECURITY OWNERSHIP

      To the knowledge of Short-Term Global, the following persons or entities owned beneficially or of record 5% or more of any class of Short-Term Global’s outstanding shares as of the Record Date.

Short-Term Global

	Percentage of Class Owned				Owned

Stockholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

MLPF & S CUST FPO JAMES I PETERS JR IRA FBO JAMES I PETERS JR	28.33%				X
NEW YORK UNIV STERN MICHAEL PRICE STUDENT INVST SMALL CAP	22.51%					X
MLPF & S CUST FPO MARGARET BURKE IRRA FBO MARGARET BURKE			8.93%		X
MLPF & S CUST FPO JAMES E DIXON IRRA FBO JAMES E DIXON			8.80%		X
MLPF & S CUST FPO MANNING E MOODY JR IRRA FBO MANNING E MOODY JR			5.70%		X
MLPF & S CUST FPO ALBERT FOX IRA FBO ALBERT FOX			5.55%		X
MARGARET BURKE			5.49%			X
MLPF & S CUST FPO JANET M ROBINETTE IRA FBO JANET M ROBINETTE			5.14%		X

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Short-Term Global Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

II-1

     To the knowledge of Low Duration Fund, the following persons or entities owned beneficially or of record 5% or more of any class of Low Duration Fund’s shares as of the Record Date:

Low Duration Fund

	Percentage of Class Owned				Owned

Stockholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

ROBERT I KNIGHT TTEE U/A DTD 10/06/1998 BY ALLEN C DUNNING IRREV LIFE	7.32%					X
MRS KATE BLANTON DEMPSEY AND MR GILBERT F DUKES JTWROS	6.38%					X
JOHN RYAN AND SUSAN RYAN JTWROS	5.89%					X
WALTER A DODS TTEE U/A DTD 01/20/1977 BY WALTER A DODS REV LIV TRUST				21.48%		X
RONALD MCINTYRE				9.44%		X
JOSEPH R GARAPPOLO AND KAREN A GARAPPOLO JTWROS				8.81%		X
RICHARD A NEWELL AND KAREN R SILVA JTWROS				8.69%		X

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Investment Managers Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

II-2

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH LOW DURATION FUND of

MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Short-Term Global Income Fund, Inc. (“Short-Term Global”) and Merrill Lynch Investment Managers Funds, Inc. (“MLIM Fund”), on behalf of Merrill Lynch Low Duration Fund (“Low Duration Fund”), dated March 27, 2002 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling MLIM Fund at 1-800-995-6526, or by writing to MLIM Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

      Further information about Low Duration Fund is contained in the Statement of Additional Information of Low Duration Fund, dated October 26, 2001 (the “Low Duration Fund Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

      The Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to Short-Term Global, the statement of additional information relating to Short-Term Global, the prospectus of Low Duration Fund, the Low Duration Fund Statement, other material incorporated by reference and other information regarding Low Duration Fund and Short-Term Global.

The date of this Statement of Additional Information is March 27, 2002

TABLE OF CONTENTS

General Information	2
Financial Statements	2
Information Pertaining to Board Members and Officers of MLIM Fund	3
Pro Forma Combined Schedule of Investments (unaudited)	F-1
Pro Forma Combined Schedule of Assets and Liabilities (unaudited)	F-9
Pro Forma Combined Statement of Operations (unaudited)	F-11
Notes to Pro Forma Combined Financial Statements (unaudited)	F-13

GENERAL INFORMATION

      Stockholders of Short-Term Global are being asked to approve a series of transactions in which (i) FAM Trust, on behalf of Low Duration Master Portfolio, will acquire substantially all of the assets, and will assume substantially all of the liabilities of Short-Term Global in exchange solely for an equal aggregate value of beneficial interests in Low Duration Master Portfolio, (ii) then MLIM Fund, on behalf of Low Duration Fund, will acquire substantially all of the assets and assume substantially all of the liabilities of Short-Term Global (consisting of beneficial interests in Low Duration Master Portfolio of FAM Trust) in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.01 per share, of Low Duration Fund, and (iii) the shares of Low Duration Fund will be distributed to the stockholders of Short-Term Global in return for their shares of common stock, par value $.10 per share, of Short-Term Global, including shares of common stock of Short-Term Global held for dividend reinvestment in the book deposit accounts of the holders of common stock of Short-Term Global, in liquidation of Short-Term Global. Thereafter, Short-Term Global will be dissolved under Maryland law and its registration will be terminated under the Investment Company Act. The transactions described in this paragraph are collectively referred to as the “Reorganization.” A special meeting of the stockholders of Short-Term Global will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on April 25, 2002 at 10:00 a.m. Eastern time.

      For detailed information about the Reorganization, stockholders of Short-Term Global should refer to the Proxy Statement and Prospectus. For further information about Low Duration Fund, stockholders should refer to the Low Duration Fund Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

      Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Low Duration Fund

      Audited financial statements and accompanying notes for the fiscal year ended June 30, 2001 and the independent auditors’ report thereon, dated August 17, 2001, of Low Duration Fund are incorporated herein by reference from Low Duration Fund’s Annual Report to Stockholders, which accompanies this Statement of Additional Information. Unaudited financial statements for the six months ended December 31, 2001 are incorporated herein by reference from Low Duration Fund’s Semi-Annual Report to Stockholders, which accompanies this Statement of Additional Information.

Short-Term Global

      Audited financial statements and accompanying notes for the fiscal year ended December 31, 2001 and the independent auditors’ report thereon, dated February 14, 2002, of Short-Term Global are incorporated herein by reference from Short-Term Global’s Annual Report to Stockholders, which accompanies this Statement of Additional Information.

SAI-2

INFORMATION PERTAINING TO BOARD MEMBERS OF MLIM FUND

      Certain biographical and other information relating to each Board Member who is not an “interested person” (as defined in the Investment Company Act) of MLIM Fund, is set forth below:

	Position(s) Held	Term of Office
Name, Address and	with MLIM	and Length of	Principal Occupation During	Number of MLIM/FAM-	Public
Age of Board Member	Fund	Time Served	Past Five years	Advised Funds Overseen	Directorships

Joe Grills (66)* P.O. Box 98 Rapidan, Virginia 22733	Director	Director since 2000	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Funds since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	49 registered investment companies consisting of 78 portfolios	Kimco Realty Corporation

SAI-3

	Position(s) Held	Term of Office
Name, Address and	with MLIM	and Length of	Principal Occupation During	Number of MLIM/FAM-	Public
Age of Board Member	Fund	Time Served	Past Five years	Advised Funds Overseen	Directorships

Madeleine Kleiner (50)* 9336 Civic Center Drive Beverly Hills, CA 90210	Director	Director since 2000	Executive Vice President and General Counsel, Hilton Hotels Corporation since 2001; Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America (banking company) from 1995 to 1998; Partner, Gibson, Dunn & Crutcher (law firm) from 1983 to 1995.	4 registered investment companies consisting of 11 portfolios	None
Richard H. West (63)* Box 604 Genoa, Nevada 89411	Director	Director since 2000	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	50 registered investment companies consisting of 66 portfolios	Bowne & Co., Inc. (financial printers) Vornado Realty Trust, Inc. (real estate holding company) Alexander’s Inc. (real estate company)

*	Each Board Member is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each Board on which he or she currently serves as a Board Member.

SAI-4

     Certain biographical and other information relating to the officers of MLIM Fund is set forth below:

	Position(s) Held	Term of Office		Number of
Name, Address and	with MLIM	and Length of	Principal Occupation During	MLIM/FAM-Advised	Public
Age of Officers	Fund	Time Served	Past Five years	Funds Overseen	Directorships

Terry K. Glenn (61)*	President	President since 2001	Chairman (Americas Region) since 2001, and Executive Vice President since 1983 Fund Asset Management, L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	127 registered investment companies consisting of 184 portfolios	None
Donald C. Burke (41)*	Vice President and Treasurer	Vice President and Treasurer since 2000	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	128 registered investment companies consisting of 185 portfolios	None

SAI-5

	Position(s) Held	Term of Office		Number of
Name, Address and	with MLIM	and Length of	Principal Occupation During	MLIM/FAM-Advised	Public
Age of Officers	Fund	Time Served	Past Five years	Funds Overseen	Directorships

Philip S. Gillespie (37)*	Secretary	Secretary since 2001	Director (Legal Advisory) of MLIM since 2000; Attorney associated with FAM and MLIM from 1998 to 2000; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel of the United States Securities and Exchange Commission from 1993 to 1997.	30 registered investment companies consisting of 62 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.

SAI-6

Pro Forma Combined Schedule of Investments for

Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

Corporate Bonds & Notes — 41.78%
Airlines — .00%
$150,000 Delta Airlines, 9.90% due 1/02/2002	$150,000	$—	$150,000

Banks — 5.9%
5,000,000 Bank of America Corporation, 4.75% due 10/15/2006	4,894,400	—	4,894,400
5,000,000 First Security Corporation — Delaware, 5.875% due 11/01/2003	5,206,700	—	5,206,700
5,000,000 US Bancorp, 6.875% due 12/01/2004	5,322,050	—	5,322,050
6,500,000 Wells Fargo Company, 6.625% due 7/15/2004	6,879,340	—	6,879,340

	22,302,490	—	22,302,490
Cable Television Services — .8%
2,940,000 Comcast Cable Communications, 6.375% due 1/30/2006	3,024,407	—	3,024,407

Defense — .9%
3,240,000 Litton Industries Inc., 6.05% due 4/15/2003	3,313,548	—	3,313,548

Electric — Integrated — .3%
1,000,000 Americana Electric Power, 5.50% due 5/15/2003	1,010,970	—	1,010,970

Electronics Distribution — .5%
2,000,000 Detroit Edison Company, 5.05% due 10/01/2005	1,980,316	—	1,980,316

Financial Company — 1.8%
1,282,000 Beta Finance Corporation, 6.625% due 7/02/2002	—	1,301,615	1,301,615
2,325,000 General Electric Capital Corp., 6.50% due 10/04/2002	—	2,398,621	2,398,621
3,000,000 Halifax Corporation, 4.75% due 3/01/2002	—	2,992,020	2,992,020

	—	6,692,256	6,692,256

Financial Services — 22.7%
3,000,000 Asian Development Bank, 5.25% due 2/26/2002	—	3,016,020	3,016,020
5,000,000 Associates Corp. NA, 5.75% due 11/01/2003	5,206,350	—	5,206,350
3,000,000 Barclays Bank PLC, 2.62% due 9/26/2002	—	3,000,000	3,000,000
3,000,000 Bayerische Landesbank Girozentrale, 1.89% due 6/24/2002	—	2,975,790	2,975,790
4,475,000 Bear Stearns Companies Inc., 6.15% due 3/02/2004	4,615,738	—	4,615,738
3,100,000 CIT Group Inc., 5.625% due 5/17/2004	3,187,265	—	3,187,265
1,425,000 Citigroup Inc., 5.70% due 2/06/2004	1,479,079	—	1,479,079

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

$3,000,000 Council of Europe, 6.375% due 9/17/2002	$—	$3,090,120	$3,090,120
Countrywide Home Loan:
1,600,000 5.25% due 5/22/2003	1,639,968	—	1,639,968
2,400,000 5.25% due 6/15/2004	2,445,816	—	2,445,816
1,450,000 Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005	1,536,551	—	1,536,551
Ford Motor Credit Company:
5,750,000 5.75% due 2/23/2004	5,754,197	—	5,754,197
4,400,000 7.60% due 8/01/2005	4,526,104	—	4,526,104
General Motors Acceptance Corp.:
5,000,000 7.625% due 6/15/2004	5,288,200	—	5,288,200
4,000,000 6.85% due 6/17/2004	4,158,960	—	4,158,960
5,700,000 Household Financial Corporation, 6.50% due 1/24/2006	5,860,113	—	5,860,113
5,000,000 International Bank for Reconstruction and Development:
3,000,000 6% due 12/04/2002	—	3,095,790	3,095,790
5,630,000 16% due 1/22/2002	—	470,770	470,770
International Lease Finance Corporation, 5.50% due 6/07/2004	5,049,600	—	5,049,600
1,668,000 LB Baden-Wuerttemberg, 6% due 12/12/2002	—	1,720,590	1,720,590
5,000,000 Lehman Brothers Holdings, Inc., 6.625% due 4/01/2004	5,266,750	—	5,266,750
3,500,000 Lloyd, 3.80% due 3/19/2002	—	3,500,000	3,500,000
Pemex Finance Ltd.:
360,000 9.14% due 8/15/2004	375,667	—	375,667
3,421,250 8.45% due 2/15/2007	3,591,697	—	3,591,697
3,350,000 Salomon Inc., 6.75% due 8/15/2003	3,533,144	—	3,533,144
3,500,000 Toyota Finance of New Zealand, 6.25% due 3/15/2002	—	1,460,927	1,460,927

	63,515,199	22,330,007	85,845,206

Foods — .3% 1,200,000 Conagra Inc., 7.40% due 9/15/2004	1,284,828	—	1,284,828

Insurance — 1.0% 3,500,000 Marsh & McLennan Companies Inc., 6.625% due 6/15/2004	3,694,600	—	3,694,600

Manufacturing — .5%
1,725,000 Bombardier Capital Ltd., 6% due 1/15/2002(e)	1,726,646	—	1,726,646

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

Oil — Integrated — 2.6%
$2,400,000 Ashland Inc., 2.581% due 3/07/2003(a)	$2,362,378	$—	$2,362,378
5,250,000 Occidental Petroleum Corp. (MOPPRS), 6.40% due 4/01/2003(a)	5,367,863	—	5,367,863
2,000,000 Williams Companies Inc., 6.20% due 8/01/2002	2,024,840	—	2,024,840

	9,755,081	—	9,755,081

Pipelines — .5%
1,850,000 Mapco Inc., 8.70% due 5/15/2002	1,888,702	—	1,888,702

Real Estate Investment Trust — .3%
1,000,000 Avalonbay Communities, 6.58% due 2/15/2004	1,011,670	—	1,011,670

Telecommunications — 1.4%
5,000,000 WorldCom, Inc., 7.55% due 4/01/2004	5,244,050	—	5,244,050

Telephone — 1.3%
5,000,000 Qwest Capital Funding, 5.875% due 8/03/2004	4,949,485	—	4,949,485

Trucking & Leasing — 1.0%
3,650,000 Amerco, 8.80% due 2/04/2005	3,741,688	—	3,741,688

Total Corporate Bonds & Notes	128,593,680	29,022,263	157,615,943

Government Agency Mortgage-Backed Securities — 2.4%**
Collateralized Mortgage Obligation — 2.4%
Fannie Mae:
712,102 1993-6 S, 19.495% due 1/25/2008(a)	845,954	—	845,954
30,000 1994-60 D, 7% due 4/25/2024	30,106	—	30,106
87,918 1997-59 SU, 11.119% due 9/25/2023(a)	87,841	—	87,841
2,750,000 G94-9 PH, 6.50% due 9/17/2021	2,857,552	—	2,857,552
Freddie Mac:
653,042 1241J, 7% due 9/15/2021	657,229	—	657,229
142,184 1564 SB, 10.66% due 8/15/2008(a)	143,785	—	143,785
71,000 1617 D, 6.50% due 11/15/2023(c)	68,283	—	68,283
267,806 2295 SJ, 19.189% due 3/15/2031(a)	274,034	—	274,034
4,000,000 GNMA 2001-7 TV, 6% due 2/20/2025	4,090,000	—	4,090,000

	9,054,784	—	9,054,784

Stripped Mortgage-Backed Securities — .00%
Fannie Mae(b):
14,370 1993-72 J, 6.50% due 12/25/2006	75	—	75
395,033 1998-48 CL, 6.50% due 8/25/2028	32,722	—	32,722

	32,797	—	32,797

Total Government Agency Mortgage-Backed Securities	9,087,581	—	9,087,581

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

Government Agency Obligations — 12.2%
$2,219,671 Fannie Mae, 6% due 10/25/2013	$2,275,385	$—	$2,275,385
9,280,000 Federal Farm Credit Bank, 5.15% due 3/05/2004	9,597,562	—	9,597,562
10,900,000 Federal Home Loan Bank, 5.123% due 1/13/2003	11,177,623	—	11,177,623
Freddie Mac:
20,000,000 3.25% due 12/15/2003	19,990,600	—	19,990,600
2,980,718 6% due 11/15/2011	3,023,163	—	3,023,163

Total Government Agency Obligations	46,064,333	—	46,064,333

Government Obligations — 7.0%
Sovereign Government Obligations — 1.8%
3,360,000 Kingdom of Belgium, 6.50% due 3/25/2002	—	3,394,272	3,394,272
3,000,000 United Kingdom, 7.25% due 12/09/2002	—	3,134,265	3,134,265

	—	6,528,537	6,528,537

Sovereign/Regional Government Obligations — 5.2%
3,000,000 Autobahn Schnell, 7.375% due 2/28/2002	—	3,026,970	3,026,970
5,000,000 Dexia Municipal Agency, 3.50% due 2/11/2002	—	4,990,700	4,990,700
6,450,000 Fannie Mae, 5.125% due 2/13/2004	—	6,670,719	6,670,719
5,000,000 Nederlandse Waterschapbs, 1.90% due 3/11/2002	—	4,984,400	4,984,400

	—	19,672,789	19,672,789

Total Government Obligations	—	26,201,326	26,201,326

Non-Agency Mortgage — Backed Securities — 31.4%
Asset-Backed Securities — 19.0%
5,000,000 ARNC Auto Owner Trust, 2001-A A3, 3.76% due 10/17/2005	5,026,925	—	5,026,925
1,699,639 Asset Backed Funding Certificates, 1999-1 A2F, 7.641% due 10/25/2030	1,778,877	—	1,778,877
2,794,854 Banc of America Commercial Mortgage Inc., 2000-1, AIA, 7.109% due 11/15/2008	2,964,885	—	2,964,885
204,829 CPS Auto Trust, 1998-1 A, 6% due 8/15/2003	204,664	—	204,664
Centex Home Equity:
3,296,000 2001-B A2, 5.35% due 10/25/2022	3,353,680	—	3,353,680
4,000,000 2001-C A2, 3.94% due 2/25/2025	3,980,549	—	3,980,549
1,612,611 CityScape Home Equity Loan Trust, 1996-4 A10, 7.40% due 9/25/2027	1,681,683	—	1,681,683
583,062 Countrywide Home Equity Loan Trust, 1999-A, 2.14% due 4/15/2025(a)	583,066	—	583,066
5,000,000 Daimler Chrysler Auto Trust, 2001-D A4, 3.78% due 2/06/2007	4,894,733	—	4,894,733

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

Duck Auto Grantor Trust:
$2,003,053 2000-B A, 7.26% due 5/15/2005	$2,023,396	$—	$2,023,396
744,043 2001-B A, 4.73% due 10/17/2005	756,249	—	756,249
2,521,619 First Union-Lehman Brothers Commercial Mortgage, 1997-C1 A1, 7.15% due 4/18/2029	2,610,983	—	2,610,983
1,200,766 First Union NB-Bank of America Commercial Mortgage Trust, 2001-C1 A1, 5.711% due 3/15/2033	1,179,565	—	1,179,565
4,427,739 GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06% due 10/18/2030	4,569,146	—	4,569,146
1,156,306 Green Tree Recreational, Equipment & Consumer Trust, 1996-C A1, 2.136% due 10/15/2017(a)	1,157,243	—	1,157,243
2,500,000 Harley-Davidson Motorcycle Trust, 2001-2 A2, 4.72% due 6/15/2009	2,535,408	—	2,535,408
2,250,000 IndyMac Home Equity Loan Asset-Backed Trust, 2001-B AF3, 5.692% due 3/25/2027	2,291,836	—	2,291,836
5,000,000 John Deere Owner Trust, 2001-A A3, 3.26% due 10/17/2005	4,968,201	—	4,968,201
2,590,000 M & I Auto Loan Trust, 2001-1 A4, 4.97% due 3/20/2007	2,625,309	—	2,625,309
2,750,000 Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15% due 3/04/2020	2,977,080	—	2,977,080
6,595,000 PSE&G Transition Funding LLC, 2001-1 A2, 5.74% due 3/15/2007	6,854,108	—	6,854,108
Resolution Trust Corporation:
5,517,423 1994-C1 E, 8% due 6/25/2026	5,492,675	—	5,492,675
1,633,229 1994-C1 F, 8% due 6/25/2026	1,625,902	—	1,625,902
3,527,996 1994-C2 G, 8% due 4/25/2025	3,510,356	—	3,510,356
2,000,000 USAA Auto Owner Trust, 2001-2 A3, 3.20% due 2/15/2006	1,985,846	—	1,985,846

	71,632,365	—	71,632,365

Collateralized Mortgage Obligation — 12.1% 315,324 Advanta Mortgage Loan Trust, 1998-2
A17, 6.05% due 9/25/2018	321,688	—	321,688
Bank of America Mortgage Securities:
2,914,822 2000-A A1, 6.948% due 1/25/2031(a)	2,973,119	—	2,973,119
3,950,000 2001-B A2, 6.069% due 6/25/2031	3,979,625	—	3,979,625
406,176 Blackrock Capital Finance L.P., 1997-R2 AP, 9.529% due 12/25/2035(a)	426,421	—	426,421
CS First Boston Mortgage Securities Corporation:
9,329,959 1995-WFI, AX, 1.338% due 12/21/2027(a)(b)	141,951	—	141,951
5,000,000 2001-CK6 A1, 4.393% due 7/15/2006	5,000,000	—	5,000,000

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

$5,063,762 Chase Commercial Mortgage Securities Corporation, 1998-2 A1, 6.025% due 11/18/2030	$5,211,754	$—	$5,211,754
1,626,891 Chase Mortgage Finance Corporation, 1998-S4 A3, 6.55% due 8/25/2028	1,651,066	—	1,651,066
526,164 Citicorp Mortgage Securities, Inc., 1994-4 A6, 6% due 2/25/2009	533,830	—	533,830
4,000 Countrywide Funding Corp., 1994-17, A9, 8% due 7/25/2024	4,193	—	4,193
Countrywide Home Loans:
49,064 1998-3 A1, 6.80% due 4/25/2028	49,490	—	49,490
1,691,553 2001-1 A1, 7.50% due 2/25/2030	1,703,343	—	1,703,343
8,138 Equicon Home Equity Loan Trust, 1994-2 A7, 2.65% due 11/18/2025(a)	8,139	—	8,139
5,984,000 GE Capital Mortgage Services, Inc., 1996-5 A4, 6.75% due 3/25/2011	6,111,638	—	6,111,638
146,536 Housing Securities Inc., 1994-2 B1, 6.50% due 7/25/2009	111,230	—	111,230
1,444,336 Ocwen Residential MBS Corporation, 1998-R2 AP, 7.777% due 11/25/2034(a)(c)	1,427,636	—	1,427,636
607,522 PNC Mortgage Securities Corp., 1997-3 1A5, 7% due 5/25/2027	606,933	—	606,933
51,770 Prudential Home Mortgage Securities, 1993-36 A10, 7.25% due 10/25/2023	51,826	—	51,826
Residential Funding Mortgage Securities I:
8,215,392 2001-S15 A8, 6% due 7/25/2031	8,281,691	—	8,281,691
4,625,956 2001-S24 A8, 5.50% due 10/25/2031	4,590,752	—	4,590,752
46,510 Residential Funding Mortgage Securities Inc., 1993-S9 AB, 17.063% due 2/25/2008(a)	52,517	—	52,517
151,183 Salomon Brothers Mortgage Securities VI, 1986-1 A, 6% due 12/25/2011	152,315	—	152,315
Structured Mortgage Asset Residential Trust:
20,759 1991-1H, 8.25% due 6/25/2022	21,773	—	21,773
48,221 1992-3A AA, 8% due 10/25/2007	50,421	—	50,421
34,571 1993-5A AA, 10.191% due 6/25/2024(a)	38,397	—	38,397
418,868 Walsh Acceptance, 1997-2 A, 2.93% due 3/01/2027(a)	251,321	—	251,321
1,900,000 Washington Mutual, 2000-1 B1, 5.93% due 1/25/2040(a)(e)	1,866,453	—	1,866,453

	45,619,522	—	45,619,522

Pass-Through Securities — .00% 170,294 Citicorp Mortgage Securities, Inc., 1989-8
A1, 10.50% due 6/25/2019	186,746	—	186,746

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (continued)

	Value

	Low Duration	Short-Term	Pro Forma for
Principal Amount/Description/Interest Rate/Maturity	Master Portfolio††	Global	Combined Fund

Stripped Mortgage-Backed Securities — .3%
$37,040,250 Asset Securitization Corporation, 1997-D5, ACS1, 2.091% due 2/14/2043(a)(b)	$377,381	$—	$377,381
16,200,000 Saxon Asset Securities Trust, 2000-2 AIO, 6% due 7/25/2030(b)	784,688	—	784,688

	1,162,069	—	1,162,069

Total Non-Agency Mortgage-Backed Securities	118,600,702	—	118,600,702

U.S. Treasury Obligations — 1.7%
Government National Notes — 1.7%
6,300,000 US Treasury Notes, 4.75% due 2/15/2004	6,504,750	—	6,504,750

Total U.S. Treasury Obligations	6,504,750	—	6,504,750

Short-Term Investments — 1.0%
Commercial Paper* — 1.0%
3,944,000 Textron Finance Corporation, 2.30% due 1/11/2002	3,941,766	—	3,941,766

Total Short-Term Investments	3,941,766	—	3,941,766

Shares/Description

Preferred Stocks — .3%
1,500 Home Ownership Funding 2(c)	1,031,156	—	1,031,156

Total Preferred Stocks	1,031,156	—	1,031,156

Total Investments (Cost — $367,968,578) — 97.8%	313,823,968	55,223,589	369,047,557
Unrealized Appreciation on Forward Foreign Exchange Contracts† — .00%	—	92,354	92,354
Time Deposit — .00%	142,239	—	142,239
Receivables and other Assets in Excess of Liabilities/ (Liabilities in Excess of other Assets) — 2.2%	(1,106,793)	9,514,527	7,445,786	****

Net Assets — 100.0%	$312,859,414	$64,830,470	$376,727,936	****

(a)	Floating rate note.
(b)	Represents the interest only portion of a mortgage-backed obligation.
(c)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
*	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

**	Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

***	Time deposit bears interest at 0.55% and matures on 1/02/2002.

****	Reflects Pro Forma adjustments to the Statement of Assets and Liabilities for Short-Term Global Income.

††	Low Duration Fund’s pro rata portion of the investments are $96.7 million as of December 31, 2001.

Pro Forma Combined Schedule of Investments for
Low Duration Master Portfolio and
Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (concluded)

†	Forward foreign exchange contracts as of December 31, 2001 were as follows:

Foreign Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)

NZ $3,500,000	January 2002	$(9,485)
ZAR 6,000,000	January 2002	101,839

Total Unrealized Appreciation on Forward Foreign Exchange Contracts — Net (US$ Commitment — $2,048,561)		$92,354

See Notes to Pro Forma Combined Financial Statements (unaudited).

Pro Forma Combined Statement of Assets and Liabilities

For Merrill Lynch Low Duration Fund
And Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited)

      The following unaudited Pro Forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at December 31, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 2001. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes of Merrill Lynch Low Duration Fund included in its Annual Report to Stockholders for the fiscal year ended June 30, 2001 and in its Semi-Annual Report to Stockholders for the six months ended December 31, 2001, which are incorporated herein by reference, and the financial statements and related notes of Merrill Lynch Short-Term Global Income Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended December 31, 2001, which is incorporated herein by reference.

	Low Duration	Short-Term			Pro Forma for
	Fund	Global	Adjustments		Combined Fund

Assets:
Investments in Low Duration Master Portfolio, at value (identified cost — $97,143,678)	$96,683,448	—	$55,223,589		$151,907,037
Investments, at value (identified cost — $55,435,160)	—	$55,223,589	(55,223,589)		—
Unrealized appreciation on forward foreign exchange contracts	—	92,354			92,354
Cash	—	8,854,368			8,854,368
Interest receivable	—	979,622			979,622
Prepaid registration fees and other assets	24,206	118,533			142,739

Total assets	96,707,654	65,268,466			161,976,120

Liabilities:
Payables:
Capital shares redeemed	—	260,508			260,508
Dividends to shareholders	215,821	40,442	902,117	(1)	1,158,380
Distributor	54,023	17,676			71,699
Investment advisor	—	26,944			26,944
Administrator	5,896	—			5,896
Accrued expenses and other liabilities	37,644	92,426	208,200	(1)	338,270

Total liabilities	313,384	437,996	1,110,317		1,861,697

Net Assets:
Net Assets	$96,394,270	$64,830,470	$(1,110,317)		$160,114,423

Pro Forma Combined Statement of Assets and Liabilities
For Merrill Lynch Low Duration Fund
And Merrill Lynch Short-Term Global Income Fund, Inc.
As of December 31, 2001 (unaudited) — (concluded)

	Low Duration	Short-Term		Pro Forma for
	Fund	Global	Adjustments	Combined Fund

Net Assets Consist of:
Class A Common Stock, at par value*, 100,000,000 shares authorized	$11,338	$3,709	$(3,424)	$11,623
Class B Common Stock, at par value*, 200,000,000 shares authorized	31,469	121,629	(112,449)	40,649
Class C Common Stock, at par value*, 100,000,000 shares authorized	45,035	5,873	(5,436)	45,472
Class D Common Stock, at par value*, 100,000,000 shares authorized	6,193	695,439	(643,012)	58,620
Paid-in capital in excess of par	96,631,909	67,903,827	556,121	165,091,857
Undistributed (accumulated) investment income (loss) — net	(19,813)	753,748	(753,748)	(19,813)
Undistributed realized capital gains on investments from the Portfolio — net	148,369	—	(148,369)	—
Accumulated realized capital losses on investments and foreign currency transactions — net	—	(4,506,196)		(4,506,196)
Unrealized depreciation on investments from the Portfolio — net	(460,230)	—		(460,230)
Unrealized depreciation on investments and foreign currency transactions — net	—	(147,559)		(147,559)

Net assets	$96,394,270	$64,830,470	$(1,110,317)	$160,114,423

Net Asset Value:
Class A:
Net assets	$11,649,923	$296,587	$(22,331)	$11,924,179

Shares outstanding	1,133,846	37,094	(8,613)	1,162,327

Net Asset Value	$10.27	$8.00		$10.26

Class B:
Net assets	$32,248,283	$9,534,544	$(191,109)	$41,591,718

Shares outstanding	3,146,903	1,216,287	(298,257)	4,064,933

Net Asset Value	$10.25	$7.84		$10.23

Class C:
Net Assets	$46,138,182	$453,846	$(77,750)	$46,514,278

Shares outstanding	4,503,454	58,730	(15,021)	4,547,163

Net Asset Value	$10.25	$7.73		$10.23

Class D:
Net Assets	$6,357,882	$54,545,493	$(819,127)	$60,084,248

Shares outstanding	619,346	6,954,388	(1,711,697)	5,862,037

Net Asset Value	$10.27	$7.84		$10.25

* Par value	$0.01	$0.10		$0.01

(1)	Reflects the charge for estimated Reorganization expenses of $208,200 attributable to Short-Term Global and assumes the distribution of undistributed realized capital gains on investments from the Portfolio of $148,369 attributable to Low Duration Fund and the distribution of undistributed net investment income of $753,748 attributable to Short-Term Global. The estimated Reorganization expenses of $150,700 attributable to Low Duration Fund will be paid for by Fund Asset Management, L.P.

See Notes to Pro Forma Combined Financial Statements (unaudited).

Pro Forma Combined Statement of Operations for

Merrill Lynch Low Duration Fund
Merrill Lynch Short-Term Global Income Fund, Inc.
For the Period January 1, 2001 to December 31, 2001
(unaudited)

      The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of the respective Funds for the period January 1, 2001 to December 31, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on December 31, 2001. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated December 31, 2001 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes of Merrill Lynch Low Duration Fund included in its Annual Report to Stockholders for the fiscal year ended June 30, 2001 and in its Semi-Annual Report to Stockholders for the six months ended December 31, 2001, which are incorporated herein by reference, and the financial statements and related notes of Merrill Lynch Short-Term Global Income Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended December 31, 2001, which is incorporated herein by reference.

	Low				Pro Forma
	Duration		Short-Term		for
	Fund		Global	Adjustments(1)	Combined Fund(2)

Net Investment Income:
Interest	$1,462,311	*	$3,388,472		$4,850,783
Dividends**	20,476	*	—		20,476
Expenses	(78,723	)*	—		(78,723)

Net investment income	1,404,064		3,388,472		4,792,536

Expenses:
Investment advisory fees	—		384,016		384,016	(3)
Account maintenance and distribution fees — Class B	85,936		162,377		248,313
Registration fees	80,830		68,680	$(68,680)	80,830
Transfer agent fees — Class D	575		131,202		131,777
Professional fees	12,964		109,259	(109,259)	12,964
Account maintenance fees — Class D	3,369		118,785		122,154
Account maintenance and distribution fees — Class C	102,932		2,576		105,508
Accounting services	353		100,943		101,296	(3)
Transfer agent fees — Class B	4,949		70,861		75,810
Printing and shareholder reports	23,249		52,103	(9,352)	66,000
Administration fees	62,871		—		62,871
Offering costs	55,354		—	(55,354)	—
Custodian fees	—		20,475		20,475	(3)
Directors’ fees and expenses	—		18,694		18,694	(3)
Transfer agent fees — Class C	5,701		1,027		6,728
Pricing fees	—		2,306		2,306	(3)
Transfer agent fees — Class A	1,343		908		2,251
Other	6,116		15,227	(15,227)	6,116

Total expenses before reimbursement	446,542		1,259,439	(257,872)	1,448,109
Reimbursement of expenses	(187,089)		(34,911)		(222,000)

Total expenses after reimbursement	259,453		1,224,528	(257,872)	1,226,109

Investment income — net	1,144,611		2,163,944	257,872	3,566,427

Pro Forma Combined Statement of Operations for
Merrill Lynch Low Duration Fund
Merrill Lynch Short-Term Global Income Fund, Inc.
For the Period January 1, 2001 to December 31, 2001
(unaudited) — (concluded)

	Low			Pro Forma
	Duration	Short-Term		for
	Fund	Global	Adjustments(1)	Combined Fund(2)

Realized and Unrealized Gain(Loss) on Investments & Foreign Currency Transactions — Net*:
Realized gain (loss) on:
Investments — net	205,149	548,120		753,269
Foreign currency transactions — net	—	(1,221,030)		(1,221,030)
Change in unrealized appreciation/ depreciation on:
Investments — net	(460,679)	(246,473)		(707,152)
Foreign currency transactions — net	—	1,118,703		1,118,703
Net Increase in Net Assets Resulting from Operations	$889,081	$2,363,264	$257,872	$3,510,217

* Investment income, expenses and realized and unrealized gain (loss) for Low Duration Fund is allocated from Low Duration Master Portfolio
** Net of foreign withholding tax	$0	$2,406		$2,406

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring offering expenses of $55,354 attributable to Low Duration Fund.

(2)	This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $208,200 attributable to Short-Term Global. The estimated Reorganization expenses of $150,700 attributable to Low Duration Fund will be paid for by Fund Asset Management, L.P.

(3)	Expenses incurred by the Low Duration Master Portfolio which may or may not result in savings as a result of the Reorganization.

See Notes to Pro Forma Combined Financial Statements (unaudited).

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the “Fund”) is a fund of Merrill Lynch Investment Managers Funds, Inc. (the “Company”). The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the “Portfolio”) of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results of the period presented. All such adjustments are of a normal nature for a Reorganization. The percentage of the Portfolio owned by the Fund at December 31, 2001 was 30.9%. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio’s Notes to Financial Statements.

(b) Investment income and expenses — The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions — Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions — Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Company has entered into an Administrative Services Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund’s average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of Class A, Class B, Class C and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, as applied to the daily net assets of each class through

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited) — (concluded)

December 31, 2001. For the six months ended December 31, 2001, FAM earned fees of $57,878, all of which was waived. Also, FAM reimbursed the Fund $10,560 for additional expenses.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee

Class B	.25%	.65%
Class C	.25%	.65%
Class D	.25%	—

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Financial Data Services, Inc. (“FDS”), an indirect wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

PART C

OTHER INFORMATION

Item 15.     Indemnification.

      Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

      Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt of the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify FAM Distributors, Inc. (the “Distributor”) and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.     Exhibits.

1(a)	—	Articles of Incorporation of the Registrant, dated July 5, 2000.(a)
1(b)	—	Certificate of Correction, dated August 2, 2000.(a)
2	—	By-Laws of the Registrant.(a)
3	—	Not applicable.
4	—	Form of Agreement and Plan of Reorganization among the Registrant, Fund Asset Management Master Trust and Merrill Lynch Short-Term Global Income Fund, Inc.(e)
5	—	Portions of Articles of Incorporation and By-laws of Registrant defining rights of holders of shares of common stock of the Registrant.(a)
6(a)	—	Not applicable.
7	—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (including form of Selected Dealer Agreement).(a)

8	—	Not applicable.
9	—	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(b)
10(a)	—	Form of Class B Distribution Plan.(a)
10(b)	—	Form of Class C Distribution Plan.(a)
10(c)	—	Form of Class D Distribution Plan.(a)
10(d)	—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3 under the Investment Company Act.(a)
11	—	Opinion of Sidley Austin Brown & Wood LLP.*
12	—	Tax Opinion of Sidley Austin Brown & Wood LLP.(g)
13(a)(1)	—	Form of Transfer Agency, Dividend Disbursing Agency and Stockholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)
13(a)(2)	—	Expense Cap Agreement.(b)
13(a)(3)	—	Amended and Restated Expense Cap Agreement.(c)
13(a)(4)	—	Administration Agreement for Low Duration Fund.(c)
13(a)(5)	—	Form of Second Amended and Restated Credit Agreement.(d)
13(a)(6)	—	Administrative Services Agreement with State Street Bank and Trust Company.(f)
14(a)	—	Consent of Ernst & Young LLP, independent auditors for the Registrant.*
14(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Short-Term Global Income Fund, Inc.*
15	—	Not applicable.
16	—	Not applicable
17(a)	—	Prospectus, dated October 26, 2001, of Merrill Lynch Low Duration Fund.*
17(b)	—	Statement of Additional Information, dated October 26, 2001, of Merrill Lynch Low Duration Fund.*
17(c)	—	Prospectus, dated April 6, 2001, of Merrill Lynch Short-Term Global Income Fund, Inc.*
17(d)	—	Annual Report to Stockholders of Merrill Lynch Low Duration Fund, as of June 30, 2001.*
17(e)	—	Semi-Annual Report to Stockholders of Merrill Lynch Low Duration Fund, as of December 31, 2001.*
17(f)	—	Annual Report to Stockholders of Merrill Lynch Short-Term Global Income Fund, Inc., as of December 31, 2001.*
17(g)	—	Form of Proxy.*

(a)	Incorporated by reference and previously filed as an exhibit to the Registration Statement on Form N-1A of the Registrant filed on August 11, 2000 (File No. 333-43552).

(b)	Incorporated by reference and previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A filed on October 6, 2000 (File No. 333-43552).

(c)	Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A filed on October 25, 2001 (File No. 333-43552).

(d)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. filed on December 14, 2001 (File No. 333-15973).

(e)	Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.

(f)	Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Mercury HW Variable Trust filed on February 28, 2001 (File No. 333-24349).

(g)	To be filed by post-effective amendment.

*	Filed herewith

Item 17.     Undertakings.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 27th day of March, 2002.

MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
(Registrant)

By:	/s/ DONALD C. BURKE

(Donald C. Burke,

Vice President and Treasurer)

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

		Title	Date
Signatures

TERRY K. GLENN* (Terry K. Glenn)		President (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)

JOE GRILLS* (Joe Grills)		Director

MADELEINE KLEINER* (Medeleine Kleiner)		Director

RICHARD R. WEST* (Richard R. West)		Director

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-fact)		March 27, 2002

SIGNATURES

      Fund Asset Management Master Trust has duly caused this Registration Statement of Merrill Lynch Investment Managers Funds, Inc. to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 27th day of March, 2002.

FUND ASSET MANAGEMENT MASTER TRUST
(Registrant)

By:	/s/ DONALD C. BURKE

(Donald C. Burke,

Vice President and Treasurer)

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

		Title	Date
Signatures

TERRY K. GLENN* (Terry K. Glenn)		President (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)

JOE GRILLS* (Joe Grills)		Trustee

MADELEINE KLEINER* (Madeleine Kleiner)		Trustee

RICHARD R. WEST* (Richard R. West)		Trustee

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-fact)		March 27, 2002

EXHIBIT INDEX

Exhibit
Number		Description

11	—	Opinion of Sidley Austin Brown & Wood LLP.
14(a)	—	Consent of Ernst & Young LLP, independent auditors for the Registrant.
14(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Short-Term Global Income Fund, Inc.
17(a)	—	Prospectus, dated October 26, 2001, of Merrill Lynch Low Duration Fund.
17(b)	—	Statement of Additional Information, dated October 26, 2001, of Merrill Lynch Low Duration Fund.
17(c)	—	Prospectus, dated April 6, 2001, of Merrill Lynch Short-Term Global Income Fund, Inc.
17(d)	—	Annual Report to Stockholders of Merrill Lynch Low Duration Fund, as of June 30, 2001.
17(e)	—	Semi-Annual Report to Stockholders of Merrill Lynch Low Duration Fund, as of December 31, 2001.
17(f)	—	Annual Report to Stockholders of Merrill Lynch Short-Term Global Income Fund, Inc., as of December 31, 2001.
17(g)	—	Form of Proxy.